UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Managed Accounts Trust

Annual Report

December 31, 2016

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chairman of the Board & President

Dear Shareholder,

The financial markets experienced periods of heightened volatility during the reporting period. This was driven by a number of factors, including mixed economic data, questions regarding future monetary policy, the potential fallout from British voters’ decision to leave the European Union (“Brexit”), the results of the November elections in the U.S. and several geopolitical issues.

For the 12-month reporting period ended December 31, 2016

The U.S. economy continued to expand during the reporting period, although the pace was relatively modest overall. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.9% annual pace during the first quarter of 2016. After decelerating to 0.8% during the second quarter, GDP grew at a 3.5% annual pace during the third quarter — the strongest reading in two years. Finally, the Commerce Department’s initial reading — released after the end of the reporting period — showed that fourth quarter 2016 GDP grew at an annual pace of 1.9%.

At its meeting in December 2015, the Federal Reserve (“Fed”) took its initial step toward normalizing monetary policy. In particular, the Fed raised interest rates from a range between 0% and 0.25% to a range between 0.25% and 0.50%. During its first seven meetings in 2016, the Fed remained on hold as it monitored incoming economic data, as well as several geopolitical events. Then, in a well-telegraphed move, the Fed again raised interest rates in December 2016 to a range between 0.50% and 0.75%. In its official statement following the Fed’s December 2016 meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Economic activity outside the U.S. was generally tepid during the reporting period. In the eurozone, growth was modest and inflation remained lower than the European Central Bank’s (“ECB”) target. As a result, the ECB maintained its highly accommodative monetary policy and extended the duration of its bond buying program through December 2017. In the aftermath of Brexit, the Bank of England lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. Elsewhere, uneven growth in Japan prompted the Bank of Japan to push the rate on current accounts that commercial banks hold to negative territory.

After generating positive returns during each of the first eight months of the reporting period, the municipal bond market’s gains were largely erased over the final four months of the period. The municipal bond market was initially supported by generally positive fundamentals, attractive valuations and strong investor demand. However, the municipal bond market then confronted several headwinds, including rising yields, a sizable increase in new issuance and uncertainties regarding tax and other policies under the Trump administration. All told, the Bloomberg Barclays Municipal Bond Index gained 0.25% during the 12 months ended December 31, 2016. In comparison, the overall taxable fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the same period.

Outlook

PIMCO’s baseline view is for the aging U.S. economic expansion to continue during the remainder of 2017. PIMCO foresees U.S. GDP growth of 2%–2.5% in 2017, twice the

2	PIMCO MANAGED ACCOUNTS TRUST

annualized growth rate from the fourth quarter of 2015 through the second quarter of 2016, but below the 3.5% rate during the third quarter of 2016. PIMCO believes business investment will likely snap back, helped by higher energy prices and, eventually, more clarity on corporate tax reform. In PIMCO’s view, consumer spending will be supported by a further decline in unemployment, rising wages and expectations of personal income tax cuts to be enacted at the end of 2017.

Meanwhile PIMCO expects headline Consumer Price Index (“CPI”) inflation to increase and to converge with core inflation above 2%, with the Fed raising interest rates two or three times during 2017 (with risks to the upside).

Overseas, PIMCO’s baseline view is for eurozone growth to be in a 1%–1.5% range as political uncertainty remains elevated ahead of crucial elections in France, Germany, the Netherlands and, potentially, in Italy. While PIMCO believes that headline inflation will rise above 1%, core inflation should make little headway toward the ECB’s “below but close to 2%” objective. In the UK, PIMCO’s baseline view is for growth to moderate into a 0.75%–1.5% range, reflecting fairly robust momentum so far, but also the ongoing uncertainty over the impact of “Brexit.” PIMCO’s baseline view in Japan is that fiscal stimulus and recent yen weakening will propel GDP growth into a 0.75%–1.25% range in 2017. However, PIMCO believes inflation will remain subdued and significantly below the Bank of Japan’s 2% target. Finally, for China, PIMCO’s baseline view is that the public sector credit bubble and its private sector capital outflows will likely remain under control and growth will slow into a 6%–6.5% range as policymakers prioritize financial stability over economic stimulus ahead of the 19th National Party Congress in the fourth quarter of 2017.

In the following pages of this PIMCO Managed Accounts Trust Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the performance of the series of PIMCO Managed Accounts Trust over the 12 months ended December 31, 2016.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program, and, at its meetings on December 16, 2015 and December 14, 2016, raised interest rates for the first time since 2006. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Portfolio. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s net asset value. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying a derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and a Portfolio. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Portfolio’s ability to invest in derivatives and other instruments, limit a Portfolio’s ability to employ certain strategies that use derivatives and adversely affect a Portfolio’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

4	PIMCO MANAGED ACCOUNTS TRUST

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Portfolio invests in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market issuer.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Portfolio and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can

ANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the Portfolios (Cont.)

cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Portfolios may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain; in response to these rules, industry participants are continuing to explore various structuring alternatives for tender option bond programs. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Portfolios. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

6	PIMCO MANAGED ACCOUNTS TRUST

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money on its investment. The Portfolios may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Portfolio’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the EU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

The Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and

ANNUAL REPORT	DECEMBER 31, 2016	7

Important Information About the Portfolios (Cont.)

unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

A Portfolio that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by a Portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Portfolio’s ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio investing in the issuer’s securities could experience delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. More generally, the Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.

8	PIMCO MANAGED ACCOUNTS TRUST

A Portfolio that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Portfolio that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may cause a Portfolio to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to a Portfolio’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of- service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Portfolio’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that a Portfolio invests in can also subject a Portfolio to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Like with operational risk in general, the Portfolios have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Portfolios do not

ANNUAL REPORT	DECEMBER 31, 2016	9

Important Information About the Portfolios (Cont.)

directly control the cyber security systems of issuers or third party service providers. The Portfolios and their shareholders could be negatively impacted as a result.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, currency risk, focused-investment risk, interest rate risk, issuer-non-diversification risk, sovereign debt risk, issuer risk, leveraging risk, liquidity risk, management risk, market risk, municipal project-specific risk, municipal securities risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Portfolio Summary page in this Shareholder Report the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Non-Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (SAI), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances

10	PIMCO MANAGED ACCOUNTS TRUST

in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/ FISH, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	DECEMBER 31, 2016	11

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2016

Allocation Breakdown as of 12/31/2016†§

Corporate Bonds & Notes	31.9%
U.S. Treasury Obligations	25.8%
U.S. Government Agencies	19.1%
Asset-Backed Securities	13.0%
Non-Agency Mortgage-Backed Securities	5.8%
Short-Term Instruments	0.7%
Other	3.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	0.84%	4.48%	9.75%	9.81%
Bloomberg Barclays U.S. Credit Intermediate Index	3.68%	3.29%	4.74%	5.49%	♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.03%.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following impacted performance during the reporting period:

»

Sector positioning, specifically an overweight to financials, benefited performance. The sector outperformed like-duration Treasuries, as measured by the Bloomberg Barclays Capital U.S. Corporate Investment Grade Index.

»	Emerging market spread strategies contributed to performance, primarily as a result of exposures to Russia and Brazil.

»

U.S. duration positioning was negative for returns. Specifically, tactical exposure to the intermediate and long parts of the yield curve detracted from performance, as 10- and 30-year Treasury yields rose.

»

Currency positioning, overall, was negative for performance. A long position to the Japanese yen detracted from performance, as the currency depreciated against the U.S. dollar in the first half of the year.

»	An underweight to industrials detracted from performance, as the sector outperformed like-duration Treasuries, as measured by the Bloomberg Barclays Capital U.S. Corporate Investment Grade Index.

ANNUAL REPORT	DECEMBER 31, 2016	13

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2016

Allocation Breakdown as of 12/31/2016†§

Corporate Bonds & Notes	73.7%
Asset-Backed Securities	10.5%
Non-Agency Mortgage-Backed Securities	7.9%
U.S. Treasury Obligations	3.2%
Short-Term Instruments	1.5%
Other	3.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	4.17%	3.85%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.88%	0.67%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.24%.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following impacted performance during the reporting period:

»

An overweight to investment grade corporate bonds, particularly in the industrials and utilities sectors, added to performance. These sectors outperformed like-duration Treasuries, as measured by the Bloomberg Barclays U.S. Credit Index.

»	Spread strategies, particularly security selection of U.S. high yield corporate bonds and non-agency mortgage-backed securities, were positive for performance.

»	Currency positioning, overall, benefited performance. An underweight to the Canadian and Australian dollars contributed to results, as both currencies depreciated over the second half of the year.

»

U.S. interest rate exposure, as well as yield curve positioning, were negative for returns. Specifically, overweight positions to the intermediate part of the yield curve detracted from results, as Treasury yields rose.

»	Exposure to Mexican rates detracted from performance, as yields on Mexican debt securities rose across the curve.

ANNUAL REPORT	DECEMBER 31, 2016	15

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2016

Allocation Breakdown as of 12/31/2016†§

U.S. Government Agencies	38.9%
Asset-Backed Securities	16.1%
Corporate Bonds & Notes	15.6%
Non-Agency Mortgage-Backed Securities	10.1%
U.S. Treasury Obligations	9.0%
Municipal Bonds & Notes	7.5%
Short-Term Instruments	2.4%
Other	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	8.78%	5.16%	6.43%	7.66%
Bloomberg Barclays U.S. MBS Fixed Rate Index	1.67%	2.07%	4.31%	5.08%	♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.06%.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following impacted performance during the reporting period:

»

An overweight to investment grade corporate bonds, particularly in the industrials and utilities sectors, added to performance. Both sectors outperformed like-duration Treasuries, as measured by the Bloomberg Barclays U.S. Credit Index.

»	Spread strategies, particularly security selection of U.S. high yield corporate bonds and non-agency mortgage-backed securities, were positive for performance.

»	Short exposure to U.K. rates was negative for performance, as U.K. rates fell.

»

Currency positions, overall, were neutral for performance. A long position to the Australian dollar added to performance as the currency strengthened over the first half of the year, while a short position to the yen detracted from performance as the yen appreciated over the same period.

»

U.S. interest rate exposure, as well as yield curve positioning, were negative for returns. Specifically, overweight positions to the intermediate part of the curve detracted from results, as the 3-year Treasury yield rose 16 basis points.

ANNUAL REPORT	DECEMBER 31, 2016	17

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2016

Allocation Breakdown as of 12/31/2016†§

U.S. Treasury Obligations	62.7%
Sovereign Issues	12.2%
Short-Term Instruments	11.1%
U.S. Government Agencies	6.5%
Corporate Bonds & Notes	4.1%
Other	3.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	5.68%	1.84%	6.93%	6.26%
Bloomberg Barclays U.S. TIPS Index	4.68%	0.89%	4.36%	4.35%	♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.16%.

18	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following impacted performance during the reporting period:

»	An underweight to U.K. nominal duration at the beginning of the year detracted from relative performance, as U.K. rates fell.

»	An underweight to U.S. nominal duration at the beginning of the year detracted from relative performance, as rates fell. This was partially offset in the last quarter of the year, as rates rose.

»	An overweight to U.S. breakeven inflation added to performance, as the curve rallied in the wake of the U.S. Presidential election and OPEC production cut.

»	Sector positioning, primarily exposure to external emerging market debt securities and select holdings within mortgage-backed securities and investment grade corporates, added to performance.

»

Currency positions were positive for performance, primarily as a result of tactical exposure to a basket of local emerging market currencies. Additionally, short exposure to the British pound and the euro contributed to performance.

ANNUAL REPORT	DECEMBER 31, 2016	19

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2016

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes	93.8%
Short-Term Instruments	6.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	0.40%	2.03%
Bloomberg Barclays 1 Year Municipal Bond Index	0.30%	0.58%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.00%.

20	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following impacted performance during the reporting period:

»	An overweight to revenue-backed bonds contributed to results, as they outperformed the broader municipal market.

»	Overweights to tobacco, lease-backed and hospital municipal bonds were positive for returns, as these sectors outperformed the broader municipal market.

»

An underweight to the intermediate portion of the yield curve was positive for performance as the 7- and 10-year Treasury yield rose 103 and 108 basis points, respectively, in the second half of the year.

»	Spread strategies related to non-municipal positions moderately detracted from performance.

ANNUAL REPORT	DECEMBER 31, 2016	21

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,009.70	$0.97	$1,000.00	$1,024.44	$0.98	0.19%
Series LD	1,000.00	1,032.60	4.39	1,000.00	1,021.09	4.37	0.85
Series M	1,000.00	989.70	0.66	1,000.00	1,024.75	0.67	0.13
Series R	1,000.00	1,002.90	2.09	1,000.00	1,023.33	2.11	0.41
Series TE	1,000.00	961.00	0.00	1,000.00	1,025.41	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

22	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index	Description

Bloomberg Barclays U.S. Credit Intermediate Index	The Bloomberg Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed Rate Index is an unmanaged index of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules- based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

ANNUAL REPORT	DECEMBER 31, 2016	23

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series C
12/31/2016	$10.42	$0.44	$(0.36)	$0.08	$(0.38)	$0.00	$(0.07)	$(0.45)
11/01/2015 - 12/31/2015(e)	11.20	0.09	(0.11)	(0.02)	(0.76)	0.00	0.00	(0.76	)(f)
10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00	(1.14)
10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)	0.00	(1.38)
10/31/2013	13.75	0.60	(0.24)	0.36	(0.90)	(0.10)	0.00	(1.00)
10/31/2012	12.71	0.65	1.06	1.71	(0.67)	0.00	0.00	(0.67)
Series LD
12/31/2016	$9.83	$0.37	$0.03	$0.40	$(0.46)	$0.00	$0.00	$(0.46)
11/01/2015 - 12/31/2015(e)	10.02	0.06	(0.03)	0.03	(0.10)	(0.12)	0.00	(0.22	)(f)
10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00	(0.49)
12/20/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00	0.00	(0.21)
Series M
12/31/2016	$9.87	$0.58	$0.27	$0.85	$(0.49)	$(0.28)	$0.00	$(0.77)
11/01/2015 - 12/31/2015(e)	10.06	0.10	(0.11)	(0.01)	(0.18)	0.00	0.00	(0.18	)(f)
10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00	(0.77)
10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)	0.00	(0.58)
10/31/2013	11.22	0.34	(0.23)	0.11	(0.47)	0.00	0.00	(0.47)
10/31/2012	10.51	0.41	0.84	1.25	(0.54)	0.00	0.00	(0.54)
Series R
12/31/2016	$8.94	$0.35	$0.16	$0.51	$(0.13)	$0.00	$(0.19)	$(0.32)
11/01/2015 - 12/31/2015(e)	9.46	0.01	(0.18)	(0.17)	(0.33)	0.00	(0.02)	(0.35	)(f)
10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00	(0.58)
10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)	0.00	(0.43)
10/31/2013	11.93	0.19	(0.69)	(0.50)	(0.23)	(0.68)	0.00	(0.91)
10/31/2012	11.97	0.31	1.10	1.41	(0.40)	(1.05)	0.00	(1.45)

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Interest Expense(d)		Net Investment Income		Portfolio Turnover Rate

$10.05	0.84%	$1,299,845	0.13%		0.00%		4.35%		259%
10.42	(0.17)	1,429,703	0.11	*	0.00	*	4.54	*	8
11.20	0.43	1,604,425	0.03		0.00		4.56		95
12.29	4.72	2,353,773	0.01		0.00		4.11		82
13.11	2.72	3,261,050	0.00	†	0.00	†	4.65		149
13.75	13.79	4,018,843	0.00	†	0.00		4.87		83

$9.77	4.17%	$31,609	0.69%		0.00%		3.83%		1,395%
9.83	0.29	31,900	0.32	*	0.00	*	3.48	*	44
10.02	3.11	28,100	0.24		0.00		3.10		1,135
10.20	4.08	9,070	0.10	*	0.00	*	2.15	*	8,278

$9.95	8.78%	$1,324,624	0.16%		0.00%		5.65%		582%
9.87	(0.07)	1,487,909	0.14	*	0.00	*	5.60	*	68
10.06	0.51	1,622,393	0.06		0.00		4.83		473
10.78	4.78	2,332,201	0.04		0.00		4.01		587
10.86	0.97	2,996,930	0.00	†	0.00	†	3.25		448
11.22	12.23	3,988,009	0.00	†	0.00		3.78		516

$9.13	5.68%	$150,112	0.42%		0.00%		3.81%		311%
8.94	(1.76)	157,218	0.28	*	0.00	*	0.87	*	16
9.46	(4.22)	174,222	0.16		0.00		1.89		126
10.47	3.82	215,671	0.07		0.00		3.55		88
10.52	(4.78)	350,159	0.04		0.00	†	2.06		69
11.93	13.26	602,719	0.02		0.00		2.67		264

ANNUAL REPORT	DECEMBER 31, 2016	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series TE
12/31/2016	$10.02	$0.32	$(0.27)	$0.05	$(0.32)	$0.00	$0.00	$(0.32)
11/01/2015 - 12/31/2015(e)	9.85	0.06	0.17	0.23	(0.06)	0.00	0.00	(0.06	)(f)
10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00	(0.27)
10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00	0.00	(0.24)
10/31/2013	9.99	0.22	(0.35)	(0.13)	(0.22)	0.00	0.00	(0.22)
06/25/2012 - 10/31/2012	10.00	0.05	(0.01)	0.04	(0.05)	0.00	0.00	(0.05)

*	Annualized
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(d)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(e)	Fiscal year end changed from October 31st to December 31st.
(f)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Interest Expense(d)		Net Investment Income		Portfolio Turnover Rate

$9.75	0.40%	$90,288	0.00%		0.00%		3.14%		193%
10.02	2.33	92,821	0.00	*	0.00	*	3.43	*	5
9.85	2.25	91,524	0.00		0.00		2.91		72
9.90	5.27	95,841	0.00		0.00		2.67		8
9.64	(1.40)	65,594	0.00	†	0.00		2.19		18
9.99	0.43	9,450	0.00	*	0.00	*	1.71	*	30

ANNUAL REPORT	DECEMBER 31, 2016	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD
Assets:
Investments, at value
Investments in securities*	$2,191,134	$62,207
Financial Derivative Instruments
Exchange-traded or centrally cleared	199	87
Over the counter	11,480	121
Cash	1	1
Deposits with counterparty	38,892	725
Foreign currency, at value	5,669	33
Receivable for investments sold	36,380	0
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	177,927	0
Receivable for Portfolio shares sold	472	113
Interest and/or dividends receivable	13,377	475
Other assets	17	0
Total Assets	2,475,548	63,762

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$483,854	$29,920
Payable for sale-buyback transactions	60,213	1,975
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,463	99
Over the counter	11,682	48
Payable for investments purchased	221	0
Payable for TBA investments purchased	599,030	0
Deposits from counterparty	9,523	0
Payable for Portfolio shares redeemed	2,965	0
Distributions payable	5,752	111
Total Liabilities	1,175,703	32,153

Net Assets	$1,299,845	$31,609

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$129	$3
Paid in capital in excess of par	1,519,585	32,455
Undistributed (overdistributed) net investment income	(4,902)	(20)
Accumulated undistributed net realized (loss)	(231,102)	(924)
Net unrealized appreciation	16,135	95

Net Assets	$1,299,845	$31,609

Shares Issued and Outstanding	129,328	3,237

Net Asset Value Per Share Outstanding	$10.05	$9.77

Cost of investments in securities	$2,204,459	$62,066
Cost of foreign currency held	$5,672	$33
Cost or premiums of financial derivative instruments, net	$(987)	$(7)

* Includes repurchase agreements of:	$3,250	$427

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

Series M	Series R	Series TE

$2,469,333	$216,154	$90,303

0	167	0
8,211	3,971	154
12	0	676
2,041	2,242	59
215	179	0
50	748	292
8,224	1,331	0
756,773	55,240	0
503	1,034	0
11,946	608	882
27	1	0
3,257,335	281,675	92,366

$183,599	$0	$0
8,344	58,291	0

791	316	10
5,043	4,405	41
1,158	0	1,766
1,718,514	67,659	0
7,163	520	0
2,813	0	0
5,286	372	261
1,932,711	131,563	2,078

$1,324,624	$150,112	$90,288

$133	$16	$9
1,333,397	187,845	91,323
(3,816)	(1,112)	(43)
(22,506)	(38,385)	(2,817)
17,416	1,748	1,816

$1,324,624	$150,112	$90,288

133,077	16,440	9,266

$9.95	$9.13	$9.75

$2,452,962	$218,600	$88,637
$222	$176	$0
$15	$(243)	$(37)

$24,145	$6,745	$0

ANNUAL REPORT	DECEMBER 31, 2016	29

Statements of Operations

Year Ended December 31, 2016
(Amounts in thousands†)	Series C	Series LD

Investment Income:
Interest, net of foreign taxes*	$64,714	$1,414
Total Income	64,714	1,414

Expenses:
Interest expense	1,814	215
Miscellaneous expense	25	0
Total Expenses	1,839	215

Net Investment Income	62,875	1,199

Net Realized Gain (Loss):
Investments in securities	12,449	(353)
Exchange-traded or centrally cleared financial derivative instruments	(126,298)	(242)
Over the counter financial derivative instruments	(10,456)	298
Foreign currency	1,152	54

Net Realized Gain (Loss)	(123,153)	(243)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,198)	634
Exchange-traded or centrally cleared financial derivative instruments	81,067	(201)
Over the counter financial derivative instruments	1,968	(97)
Foreign currency assets and liabilities	(674)	1

Net Change in Unrealized Appreciation (Depreciation)	74,163	337

Net Increase in Net Assets Resulting from Operations	$13,885	$1,293

* Foreign tax withholdings	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$86,376	$6,175	$3,011
86,376	6,175	3,011

2,323	610	0
9	2	0
2,332	612	0

84,044	5,563	3,011

39,400	(552)	699
(46,554)	(5,750)	(290)
3,707	(4,633)	(5)
(1,373)	(290)	0

(4,820)	(11,225)	404

33,586	8,434	(3,166)
18,226	1,943	0
1,443	3,675	150
179	(141)	0

53,434	13,911	(3,016)

$132,658	$8,249	$399

$0	$11	$0

ANNUAL REPORT	DECEMBER 31, 2016	31

Statements of Changes in Net Assets

	Series C
(Amounts in thousands†)	Year Ended December 31, 2016	Period from November 1, 2015 to December 31, 2015(c)		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$62,875	$11,967		$84,837
Net realized gain (loss)	(123,153)	1,520		(3,114)
Net change in unrealized appreciation (depreciation)	74,163	(16,469)		(72,477)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,885	(2,982)		9,246

Distributions to Shareholders:
From net investment income	(54,775)	(102,527)		(89,288)
From net realized capital gains	0	0		(98,083)
Tax basis return of capital	(9,773)	0		0

Total Distributions(a)	(64,548)	(102,527	)(b)	(187,371)

Portfolio Share Transactions:
Receipts for shares sold	353,155	96,655		369,973
Cost of shares redeemed	(432,350)	(165,868)		(941,196)
Net increase (decrease) resulting from Portfolio share transactions	(79,195)	(69,213)		(571,223)

Total Increase (Decrease) in Net Assets	(129,858)	(174,722)		(749,348)

Net Assets:
Beginning of year or period	1,429,703	1,604,425		2,353,773
End of year or period*	$1,299,845	$1,429,703		$1,604,425

* Including undistributed (overdistributed) net investment income of:	$(4,902)	$8,686		$86,726

Shares of Beneficial Interest:
Shares sold	34,827	9,067		32,096
Shares redeemed	(42,771)	(15,059)		(80,339)
Net increase (decrease) in shares outstanding	(7,944)	(5,992)		(48,243)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(b)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

(c)	Fiscal year end changed from October 31st to December 31st.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series LD				Series M
Year Ended December 31, 2016	Period from November 1, 2015 to December 31, 2015(c)		Year Ended October 31, 2015	Year Ended December 31, 2016	Period from November 1, 2015 to December 31, 2015(c)		Year Ended October 31, 2015

$1,199	$183		$543	$84,044	$15,042		$89,933
(243)	(232)		330	(4,820)	(3,844)		14,153
337	143		(431)	53,434	(12,537)		(92,602)

1,293	94		442	132,658	(1,339)		11,484

(1,476)	(305)		(585)	(71,036)	(28,101)		(90,491)
0	(367)		(92)	(37,957)	0		(52,801)
0	0		0	0	0		0

(1,476)	(672	)(b)	(677)	(108,993)	(28,101	)(b)	(143,292)

8,949	5,902		21,301	244,368	50,295		311,899
(9,057)	(1,524)		(2,036)	(431,318)	(155,339)		(889,899)
(108)	4,378		19,265	(186,950)	(105,044)		(578,000)

(291)	3,800		19,030	(163,285)	(134,484)		(709,808)

31,900	28,100		9,070	1,487,909	1,622,393		2,332,201
$31,609	$31,900		$28,100	$1,324,624	$1,487,909		$1,622,393

$(20)	$(145)		$(70)	$(3,816)	$3,128		$13,680

918	592		2,120	24,068	5,057		30,075
(927)	(152)		(203)	(41,698)	(15,569)		(85,132)
(9)	440		1,917	(17,630)	(10,512)		(55,057)

ANNUAL REPORT	DECEMBER 31, 2016	33

Statements of Changes in Net Assets (Cont.)

	Series R
(Amounts in thousands†)	Year Ended December 31, 2016	Period from November 1, 2015 to December 31, 2015(c)		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,563	$247		$3,607
Net realized gain (loss)	(11,225)	(1,187)		(8,856)
Net change in unrealized appreciation (depreciation)	13,911	(2,127)		(2,904)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,249	(3,067)		(8,153)

Distributions to Shareholders:
From net investment income	(1,849)	(5,675)		(11,210)
Tax basis return of capital	(3,067)	(437)		0

Total Distributions(a)	(4,916)	(6,112	)(b)	(11,210)

Portfolio Share Transactions:
Receipts for shares sold	40,079	6,895		32,261
Cost of shares redeemed	(50,518)	(14,720)		(54,347)
Net increase (decrease) resulting from Portfolio share transactions	(10,439)	(7,825)		(22,086)

Total Increase (Decrease) in Net Assets	(7,106)	(17,004)		(41,449)

Net Assets:
Beginning of year or period	157,218	174,222		215,671
End of year or period*	$150,112	$157,218		$174,222

* Including undistributed (overdistributed) net investment income of:	$(1,112)	$39		$5,205

Shares of Beneficial Interest:
Shares sold	4,407	763		3,291
Shares redeemed	(5,559)	(1,589)		(5,471)
Net increase (decrease) in shares outstanding	(1,152)	(826)		(2,180)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(b)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

(c)	Fiscal year end changed from October 31st to December 31st.

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series TE
Year Ended December 31, 2016	Period from November 1, 2015 to December 31, 2015(c)		Year Ended October 31, 2015

$3,011	$547		$2,698
404	35		(2,581)
(3,016)	1,549		1,801

399	2,131		1,918

(3,006)	(547)		(2,530)
0	0		0

(3,006)	(547	)(b)	(2,530)

22,635	2,468		22,146
(22,561)	(2,755)		(25,851)
74	(287)		(3,705)

(2,533)	1,297		(4,317)

92,821	91,524		95,841
$90,288	$92,821		$91,524

$(43)	$(44)		$(44)

2,241	248		2,262
(2,235)	(277)		(2,650)
6	(29)		(388)

ANNUAL REPORT	DECEMBER 31, 2016	35

Statements of Cash Flows

Year Ended December 31, 2016 (Amounts in thousands†)	Series C
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$13,885

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(5,498,346)
Proceeds from sales of long-term securities	5,099,939
(Purchases) Proceeds from sales of short-term portfolio investments, net	30,445
(Increase) decrease in deposits with counterparty	(36,303)
(Increase) decrease in receivable for investments sold	(179,430)
(Increase) decrease in interest and/or dividends receivable	6,699
(Payments on) exchange-traded or centrally cleared financial derivative instruments	(46,548)
Proceeds from (Payments on) over the counter financial derivative instruments	(10,265)
(Increase) decrease in other assets	0
Increase (decrease) in payable for investments purchased	486,815
Increase (decrease) in deposits from counterparty	424
Proceeds from (Payments on) foreign currency transactions	478
Increase (decrease) in other liabilities	0
Net Realized (Gain) Loss
Investments in securities	(12,449)
Exchange-traded or centrally cleared financial derivative instruments	126,298
Over the counter financial derivative instruments	10,456
Foreign currency	(1,152)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	8,198
Exchange-traded or centrally cleared financial derivative instruments	(81,067)
Over the counter financial derivative instruments	(1,968)
Foreign currency assets and liabilities	674
Net amortization (accretion) on investments	7,717
Net Cash Provided by (Used for) Operating Activities	(75,500)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	353,440
Payments on shares redeemed	(431,347)
Cash distributions paid	(65,487)
Proceeds from reverse repurchase agreements	8,761,832
Payments on reverse repurchase agreements	(8,540,746)
Proceeds from sale-buyback transactions	1,927,513
Payments on sale-buyback transactions	(1,929,808)
Net Cash Received from (Used for) Financing Activities	75,397

Net (Decrease) in Cash and Foreign Currency	(103)

Cash and Foreign Currency:
Beginning of year	5,773
End of year	$5,670
Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,565

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series LD	Series M	Series R

$1,293	$132,658	$8,249

(761,834)	(15,385,318)	(735,458)
744,865	15,712,242	795,115
1,627	(40,159)	(15,095)
(296)	2,687	1,246
0	(449,191)	(47,781)
(149)	8,591	477
(522)	(28,909)	(3,675)
298	4,116	(5,229)
0	(2)	(1)
(399)	707,520	67,598
0	972	330
55	(1,194)	(283)
0	0	3

353	(39,400)	552
242	46,554	5,750
(298)	(3,707)	4,633
(54)	1,373	290

(634)	(33,586)	(8,434)
201	(18,226)	(1,943)
97	(1,443)	(3,675)
(1)	(179)	141
363	2,389	(548)
(14,793)	617,788	62,262

8,836	244,322	39,045
(9,057)	(430,529)	(50,527)
(1,478)	(110,569)	(4,664)
244,558	4,957,074	25,560
(230,513)	(5,195,310)	(32,440)
213,202	3,800,409	1,813,529
(211,227)	(3,888,826)	(1,853,463)
14,321	(623,429)	(62,960)

(472)	(5,641)	(698)

506	5,868	877
$34	$227	$179

$197	$13	$614

ANNUAL REPORT	DECEMBER 31, 2016	37

Schedule of Investments PIMCO Fixed Income SHares: Series C

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.6%

BANK LOAN OBLIGATIONS 0.5%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017		$6,900	$6,953

Total Bank Loan Obligations (Cost $6,903)			6,953

CORPORATE BONDS & NOTES 53.8%

BANKING & FINANCE 39.3%
Air Lease Corp.
3.000% due 09/15/2023		3,150	3,011
Ally Financial, Inc.
6.250% due 12/01/2017		300	312
American Tower Corp.
3.500% due 01/31/2023		3,375	3,386
4.700% due 03/15/2022		1,600	1,709
Banco Santander S.A.
6.250% due 09/11/2021 (c)	EUR	400	396
Bank of America Corp.
4.000% due 04/01/2024		$500	516
4.100% due 07/24/2023		5,600	5,852
4.125% due 01/22/2024		15,100	15,699
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,319
7.750% due 04/10/2023		7,300	7,703
10.000% due 05/21/2021	GBP	300	472
14.000% due 06/15/2019 (c)		100	152
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	400	410
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$12,149	12,255
BPCE S.A.
4.500% due 03/15/2025		10,000	9,747
CIT Group, Inc.
3.875% due 02/19/2019		900	921
5.250% due 03/15/2018		500	519
6.625% due 04/01/2018		100	106
Citigroup, Inc.
3.400% due 05/01/2026		25,000	24,304
Cooperatieve Rabobank UA
3.750% due 07/21/2026		14,600	14,319
6.625% due 06/29/2021 (c)	EUR	5,000	5,647
8.400% due 06/29/2017 (c)		$4,240	4,361
11.000% due 06/30/2019 (c)		200	236
Credit Agricole S.A.
7.500% due 06/23/2026 (c)	GBP	100	124
7.875% due 01/23/2024 (c)		$200	203
8.125% due 09/19/2033		1,300	1,403
Credit Suisse AG
6.500% due 08/08/2023		1,100	1,173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$400	$404
Crown Castle International Corp.
5.250% due 01/15/2023		4,000	4,320
Deutsche Bank AG
1.350% due 05/30/2017		7,700	7,684
4.250% due 10/14/2021		5,600	5,622
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		8,115	8,448
FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,508
General Motors Financial Co., Inc.
4.250% due 05/15/2023		23,220	23,533
Goldman Sachs Group, Inc.
3.500% due 01/23/2025		25,000	24,679
3.750% due 05/22/2025		20,000	20,061
4.000% due 03/03/2024		16,700	17,332
HBOS PLC
6.750% due 05/21/2018		25,300	26,736
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		1,200	1,184
JPMorgan Chase & Co.
3.625% due 05/13/2024		900	915
3.900% due 07/15/2025		11,300	11,617
6.125% due 04/30/2024 (c)		4,200	4,226
7.900% due 04/30/2018 (c)		30,900	32,036
KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 01/14/2032 (b)	EUR	1,402	1,282
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		$26,200	35,043
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		3,604	3,721
MetLife Capital Trust
7.875% due 12/15/2067		600	726
Morgan Stanley
3.125% due 07/27/2026		16,050	15,342
3.700% due 10/23/2024		10,000	10,124
3.875% due 04/29/2024		1,000	1,026
4.000% due 07/23/2025		6,900	7,076
Navient Corp.
5.500% due 01/15/2019		1,500	1,560
7.250% due 01/25/2022		17,700	18,806
8.000% due 03/25/2020		1,100	1,223
8.450% due 06/15/2018		14,855	16,043
Preferred Term Securities Ltd.
1.543% due 03/24/2034		228	206
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		400	433
7.500% due 08/10/2020 (c)		2,200	2,090
8.625% due 08/15/2021 (c)		17,000	17,383

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	4,429	$5,010
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$5,880	5,959
Santander UK Group Holdings PLC
2.875% due 08/05/2021		3,100	3,034
Springleaf Finance Corp.
6.900% due 12/15/2017		14,000	14,634
Synchrony Financial
3.750% due 08/15/2021		3,200	3,290
UBS AG
4.750% due 02/12/2026	EUR	400	453
7.250% due 02/22/2022		$200	202
Wells Fargo & Co.
3.000% due 04/22/2026		2,300	2,194
3.450% due 02/13/2023		7,700	7,726
4.480% due 01/16/2024		3,052	3,212
7.980% due 03/15/2018 (c)		19,217	20,106
Weyerhaeuser Co.
7.375% due 10/01/2019		5,000	5,614

			511,078

INDUSTRIALS 12.0%
Alliance Data Systems Corp.
5.250% due 12/01/2017		12,750	12,973
AutoNation, Inc.
6.750% due 04/15/2018		800	844
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		2,800	1,638
Charter Communications Operating LLC
4.908% due 07/23/2025		800	844
6.484% due 10/23/2045		1,300	1,506
CSC Holdings LLC
7.875% due 02/15/2018		810	857
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		223	234
6.200% due 01/02/2020		240	253
DISH DBS Corp.
5.000% due 03/15/2023		14,842	14,805
5.875% due 07/15/2022		300	316
Ecopetrol S.A.
5.875% due 09/18/2023		2,500	2,652
Energy Transfer Partners LP
9.700% due 03/15/2019		300	344
Ford Motor Co.
7.450% due 07/16/2031		6,000	7,535
Kern River Funding Corp.
4.893% due 04/30/2018		409	419
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		300	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 09/01/2022		$1,000	$1,027
6.850% due 02/15/2020		3,000	3,345
Kinder Morgan, Inc.
5.300% due 12/01/2034		1,800	1,829
7.000% due 06/15/2017		1,789	1,831
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		2,999	2,969
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		1,104	1,267
7.150% due 04/01/2021		17,167	17,919
Ooredoo International Finance Ltd.
5.000% due 10/19/2025		11,800	12,608
Penske Truck Leasing Co. LP
4.875% due 07/11/2022		1,900	2,039
Petrofac Ltd.
3.400% due 10/10/2018		5,750	5,821
Phosagro OAO via Phosagro Bond Funding DAC
4.204% due 02/13/2018		4,300	4,366
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	106
SES Global Americas Holdings GP
2.500% due 03/25/2019		400	398
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		500	518
SFR Group S.A.
5.375% due 05/15/2022	EUR	700	776
Sibur Securities DAC
3.914% due 01/31/2018		$4,400	4,455
Solvay Finance America LLC
4.450% due 12/03/2025		1,000	1,038
T-Mobile USA, Inc.
6.625% due 04/01/2023		1,300	1,381
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017		1,950	1,975
Time Warner Entertainment Co. LP
8.375% due 03/15/2023		2,105	2,648
UAL Pass-Through Trust
9.750% due 07/15/2018		608	611
USG Corp.
8.250% due 01/15/2018		2,407	2,560
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	4,713	6,072
Volkswagen Group of America Finance LLC
1.386% due 05/22/2018		$1,100	1,095
WestJet Airlines Ltd.
3.500% due 06/16/2021		1,800	1,800
Wind Acquisition Finance S.A.
4.000% due 07/15/2020	EUR	28,200	30,315

			156,294

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$700	$767
FirstEnergy Corp.
2.750% due 03/15/2018		2,000	2,018
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		600	642
Intergas Finance BV
6.375% due 05/14/2017		895	905
NRG Energy, Inc.
7.625% due 01/15/2018		1,162	1,235
Petrobras Global Finance BV
7.875% due 03/15/2019		4,866	5,228
Rosneft Finance S.A.
6.625% due 03/20/2017		5,150	5,201
7.875% due 03/13/2018		3,700	3,908
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		4,500	4,505
Sprint Communications, Inc.
7.000% due 08/15/2020		1,000	1,062
SSE PLC
5.625% due 10/01/2017 (c)	EUR	5,000	5,446
TECO Finance, Inc.
6.572% due 11/01/2017		$983	1,020
W3A Funding Corp.
8.090% due 01/02/2017		33	33

			31,970

Total Corporate Bonds & Notes (Cost $696,399)			699,342

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022		200	201
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,500	1,558
7.750% due 01/01/2042		850	863
Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020		200	201

Total Municipal Bonds & Notes (Cost $2,730)			2,823

U.S. GOVERNMENT AGENCIES 32.2%
Fannie Mae
4.500% due 08/01/2039 - 11/01/2041		375	405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 01/01/2032 - 02/01/2047		$79,000	$80,855
3.500% due 01/01/2032 - 02/01/2047		273,000	279,646
4.000% due 02/01/2047		21,000	22,039
5.000% due 01/01/2047		33,000	35,945
Freddie Mac
2.000% due 12/01/2018		3	3
6.500% due 01/01/2038 - 10/01/2038		63	72
Ginnie Mae
2.000% due 01/20/2022		5	5

Total U.S. Government Agencies (Cost $419,379)			418,970

U.S. TREASURY OBLIGATIONS 43.6%
U.S. Treasury Bonds
2.875% due 08/15/2045 (e)(g)(i)		21,200	20,358
3.000% due 05/15/2045 (e)(g)(i)		336,900	331,669
U.S. Treasury Notes
1.250% due 10/31/2021 (e)		207,500	201,034
1.500% due 02/28/2019 (g)(i)		12,030	12,094
2.000% due 10/31/2021 (i)		800	802

Total U.S. Treasury Obligations (Cost $579,509)			565,957

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Banc of America Commercial Mortgage Trust
5.638% due 04/10/2049		530	529
5.889% due 07/10/2044		58	57
Banc of America Funding Trust
3.211% due 01/20/2047 ^		89	76
Bear Stearns Adjustable Rate Mortgage Trust
2.973% due 05/25/2034		42	39
3.121% due 10/25/2033		50	51
3.128% due 03/25/2035		103	104
Bear Stearns ALT-A Trust
3.158% due 02/25/2036 ^		813	575
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035		202	209
2.760% due 09/25/2035		179	185
Commercial Mortgage Trust
5.347% due 12/10/2046		92	92
5.812% due 12/10/2049		849	856
Cordusio RMBS SRL
0.000% due 06/30/2035	EUR	77	81
Countrywide Alternative Loan Trust
0.956% due 05/25/2036		$69	53

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2034		$10,859	$11,414
Countrywide Home Loan Mortgage Pass-Through Trust
1.396% due 03/25/2035		145	115
3.172% due 08/25/2034 ^		25	21
Credit Suisse Commercial Mortgage Trust
5.361% due 02/15/2040		1,091	1,090
Credit Suisse First Boston Mortgage Securities Corp.
2.799% due 07/25/2033		6	6
Downey Savings & Loan Association Mortgage Loan Trust
0.996% due 08/19/2045		1,185	1,016
2.776% due 07/19/2044		680	675
Eurosail PLC
1.325% due 06/13/2045	GBP	3,092	3,384
FORT CRE LLC
2.244% due 05/21/2036		$11,439	11,437
GreenPoint Mortgage Funding Trust
1.216% due 06/25/2045		2,206	1,943
Greenpoint Mortgage Pass-Through Certificates
3.281% due 10/25/2033		6	6
GSR Mortgage Loan Trust
2.220% due 03/25/2033		36	35
3.010% due 09/25/2035		314	326
3.070% due 09/25/2035		700	727
HarborView Mortgage Loan Trust
0.926% due 01/19/2038		190	165
1.079% due 06/20/2035		314	296
2.999% due 05/19/2033		76	75
HomeBanc Mortgage Trust
1.016% due 01/25/2036		1,690	1,500
2.710% due 04/25/2037 ^		139	118
JPMorgan Chase Commercial Mortgage Securities Trust
5.431% due 06/12/2047		4,864	4,862
5.440% due 06/12/2047		1,141	1,141
5.794% due 02/12/2051		695	706
JPMorgan Mortgage Trust
2.770% due 11/25/2033		39	37
3.086% due 07/25/2035		398	396
3.169% due 02/25/2035		36	35
3.178% due 07/25/2035		621	622
LB-UBS Commercial Mortgage Trust
5.387% due 02/15/2040		16,969	17,018
LMREC, Inc.
2.286% due 11/24/2031		21,000	20,980
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		3,968	3,978
Morgan Stanley Capital Trust
5.692% due 04/15/2049		4,001	4,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
1.092% due 09/26/2034		$2,282	$2,181
1.092% due 04/26/2037		1,668	1,579
Residential Accredit Loans, Inc. Trust
0.966% due 04/25/2046		1,076	492
Structured Adjustable Rate Mortgage Loan Trust
3.093% due 02/25/2034		72	71
Structured Asset Mortgage Investments Trust
1.066% due 09/25/2045		1,049	836
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034		282	284
Uropa Securities PLC
0.576% due 06/10/2059	GBP	10,131	11,663
0.726% due 06/10/2059		2,341	2,449
0.926% due 06/10/2059		1,831	1,936
1.126% due 06/10/2059		1,950	1,990
Wachovia Bank Commercial Mortgage Trust
0.917% due 04/15/2047		$3,600	3,588
5.707% due 06/15/2049		5,854	5,890
WaMu Mortgage Pass-Through Certificates Trust
1.066% due 01/25/2045		122	118
1.496% due 11/25/2034		1,320	1,189
1.567% due 02/25/2046		818	755
Wells Fargo Mortgage-Backed Securities Trust
3.015% due 03/25/2036		235	226

Total Non-Agency Mortgage-Backed Securities (Cost $128,767)			126,288

ASSET-BACKED SECURITIES 22.0%
Ameriquest Mortgage Securities Trust
1.146% due 03/25/2036		100	97
ARES CLO Ltd.
2.100% due 01/17/2024		11,600	11,620
Ares Enhanced Loan Investment Strategy IR Ltd.
2.282% due 07/23/2025		9,650	9,670
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024		11,900	11,910
Atrium CDO Corp.
2.214% due 10/23/2024		10,000	10,000
AVANT Loans Funding Trust
2.960% due 09/16/2019		3,090	3,094
Bear Stearns Asset-Backed Securities Trust
0.956% due 12/25/2036		1,291	1,238
1.166% due 12/25/2035		780	769
1.756% due 10/25/2037		341	321
BNC Mortgage Loan Trust
0.856% due 05/25/2037		414	409
Cadogan Square CLO BV
0.042% due 07/24/2023	EUR	172	181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cent CLO Ltd.
2.291% due 11/07/2026		$5,400	$5,401
Conseco Financial Corp.
6.220% due 03/01/2030		114	122
6.530% due 02/01/2031		2,591	2,581
Dryden Euro CLO
0.763% due 12/09/2025	EUR	11,124	11,710
Dryden Senior Loan Fund
2.054% due 01/15/2025		$9,750	9,753
Finn Square CLO Ltd.
2.207% due 12/24/2023		21,000	21,024
First Franklin Mortgage Loan Trust
1.246% due 09/25/2035		905	893
First NLC Trust
1.461% due 12/25/2035		826	784
Galaxy CLO Ltd.
2.211% due 11/16/2025		4,500	4,494
Home Equity Asset Trust
1.956% due 10/25/2033		643	602
KKR Financial CLO Ltd.
2.332% due 01/23/2026		8,150	8,160
KVK CLO Ltd.
2.332% due 02/10/2025		20,720	20,737
Lockwood Grove CLO Ltd.
2.330% due 04/25/2025		12,250	12,264
Mariner CLO LLC
2.221% due 07/23/2026		29,300	29,381
Merrill Lynch Mortgage Investors Trust
0.876% due 02/25/2037		196	93
Morgan Stanley ABS Capital, Inc. Trust
1.401% due 09/25/2035		500	463
Morgan Stanley Mortgage Loan Trust
1.116% due 04/25/2037		145	72
Neuberger Berman CLO Ltd.
2.182% due 07/25/2023		11,816	11,833
NewMark Capital Funding CLO Ltd.
2.438% due 06/30/2026		7,660	7,648
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.641% due 09/25/2035		1,000	955
OHA Loan Funding Ltd.
2.190% due 08/23/2024		5,500	5,503
Palmer Square CLO Ltd.
2.280% due 10/17/2025		13,500	13,476
Race Point CLO Ltd.
1.200% due 11/08/2024		5,000	5,004
Residential Asset Mortgage Products Trust
2.406% due 11/25/2034		214	206
Shackleton CLO Ltd.
2.064% due 10/20/2023		14,000	14,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.092% due 08/12/2023		$8,000	$8,006
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		14,883	14,833
Structured Asset Investment Loan Trust
1.446% due 06/25/2035		766	755
Structured Asset Securities Corp. Mortgage Loan Trust
1.096% due 02/25/2036		1,000	931
1.206% due 11/25/2035		1,200	1,126
THL Credit Wind River CLO Ltd.
2.322% due 01/18/2026		4,900	4,899
TICC CLO LLC
1.750% due 08/25/2023		3,227	3,235
Tralee CLO Ltd.
1.803% due 07/20/2026		6,750	6,741
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036		6,936	6,924
Wells Fargo Home Equity Asset-Backed Securities Trust
1.346% due 11/25/2035		1,500	1,452
1.806% due 10/25/2034		302	284

Total Asset-Backed Securities (Cost $284,554)			285,671

SOVEREIGN ISSUES 5.4%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		3,300	3,464
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2017 (b)	BRL	160,000	47,658
Mexico Government International Bond
4.750% due 03/08/2044		$4,600	4,193
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	955,000	8,008
4.500% due 07/03/2017		820,000	6,955

Total Sovereign Issues (Cost $71,366)			70,278

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (d) 0.3%
			3,250

U.S. TREASURY BILLS 0.9%
0.445% due 01/12/2017 - 03/09/2017 (a)(b)(e)(g)(i)		$11,608	11,602

Total Short-Term Instruments (Cost $14,852)			14,852

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

MARKET VALUE (000S)
Total Investments in Securities (Cost $2,204,459)	$2,191,134

Total Investments 168.6% (Cost $2,204,459)	$2,191,134

Financial Derivative Instruments (f)(h) (0.2)% (Cost or Premiums, net $(987))	(2,466)

Other Assets and Liabilities, net (68.4)%	(888,823)

Net Assets 100.0%	$1,299,845

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.400%	12/30/2016	01/03/2017	$2,300	U.S. Treasury Bonds 2.875% due 05/15/2043	$(2,403)	$2,300	$2,300
SSB	0.010	12/30/2016	01/03/2017	950	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(971)	950	950

Total Repurchase Agreements						$(3,374)	$3,250	$3,250

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	(1.750)%	12/29/2016	01/03/2017	$(199,853)	$(199,804)
	1.000	11/04/2016	01/04/2017	(54,813)	(54,904)
	1.070	11/18/2016	01/18/2017	(16,240)	(16,263)
	1.100	12/28/2016	01/03/2017	(1,158)	(1,158)
BSN	0.820	11/02/2016	01/04/2017	(4,084)	(4,090)
GRE	0.970	11/03/2016	01/04/2017	(110,625)	(110,807)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
RDR	0.900%	11/04/2016	01/04/2017	$(96,683)	$(96,828)

Total Reverse Repurchase Agreements					$(483,854)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	1.110%	11/21/2016	01/20/2017	$(60,134)	$(60,213)

Total Sale-Buyback Transactions					$(60,213)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(282,024) at a weighted average interest rate of 0.483%.
(4)	Payable for sale-buyback transactions includes $(32) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(e)	Securities with an aggregate market value of $533,198 and cash of $10,472 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$2,300	$(272,129)	$0	$(269,829)	$269,455	$(374)
BSN	0	(4,090)	0	(4,090)	3,909	(181)
GRE	0	(110,807)	0	(110,807)	110,776	(31)
RDR	0	(96,828)	0	(96,828)	96,811	(17)
SSB	950	0	0	950	(971)	(21)

Master Securities Forward Transaction Agreement
GSC	0	0	(60,213)	(60,213)	60,316	103

Total Borrowings and Other Financing Transactions	$3,250	$(483,854)	$(60,213)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(483,854)	$0	$0	$(483,854)

Total	$0	$(483,854)	$0	$0	$(483,854)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(60,213)	0	0	(60,213)

Total	$0	$(60,213)	$0	$0	$(60,213)

Total Borrowings	$0	$(544,067)	$0	$0	$(544,067)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(544,067)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Ally Financial, Inc.	5.000%	03/20/2020	1.747%	$30,500	$3,101	$(67)	$13	$0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.836	3,400	28	(1)	0	0
Ford Motor Co.	5.000	12/20/2023	1.900	11,000	2,111	115	7	0
Kinder Morgan, Inc.	1.000	06/20/2021	1.193	8,900	(69)	113	0	(6)
Kinder Morgan, Inc.	1.000	12/20/2021	1.316	1,100	(16)	21	0	0

					$5,155	$181	$20	$(6)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2023	$	70,000	$1,957	$831	$0	$(141)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		324,000	17,987	17,839	0	(1,103)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		143,200	3,862	30,477	0	(1,213)
Pay	28-Day MXN-TIIE	6.000	06/07/2022	MXN	1,039,800	(3,798)	(4,589)	179	0

						$20,008	$44,558	$179	$(2,457)

Total Swap Agreements						$25,163	$44,739	$199	$(2,463)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(g)	Securities with an aggregate market value of $29,902 and cash of $28,420 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$199	$199	$0	$0	$(2,463)	$(2,463)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	01/2017	$		25,010	AUD	34,746	$63	$0
	02/2017		AUD	34,746	$	24,995	0	(62)
BOA	01/2017	$		99,431	EUR	95,607	1,224	0
	02/2017		EUR	95,607	$	99,570	0	(1,220)
	02/2017		MXN	17,286		830	1	0
BPS	01/2017		EUR	84,494		89,618	662	0
	01/2017		GBP	26,613		33,278	478	0
	02/2017	$		197	MXN	3,766	0	(16)
BRC	02/2017		CNH	625,831	$	91,938	3,377	0
	02/2017	$		15,710	MXN	301,939	0	(1,224)
CBK	02/2017			407	PLN	1,602	0	(25)
DUB	01/2017		BRL	69,437	$	20,429	0	(906)
	01/2017	$		21,306	BRL	69,437	29	0
	02/2017			20,251		69,437	909	0
	02/2017			15,201	MXN	291,626	0	(1,210)
FBF	02/2017			200		4,035	0	(6)
GLM	02/2017		MXN	52,201	$	2,444	0	(60)
	04/2017		BRL	160,000		45,339	0	(2,622)

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
HUS	01/2017		AUD	34,746	$	25,866	$793	$0
	02/2017		MXN	17,138		876	54	0
IND	01/2017	$		31,287	GBP	25,555	209	0
	02/2017		GBP	25,555	$	31,307	0	(211)
JPM	01/2017	$		13,024	JPY	1,531,022	76	0
	01/2017			25,248	THB	910,205	166	0
	02/2017		JPY	1,531,022	$	13,041	0	(80)
	02/2017	$		91,675	CNH	626,140	0	(3,070)
	02/2017			910	MXN	18,569	0	(20)
	03/2017		THB	910,205	$	25,224	0	(185)
MSB	02/2017	$		108	MXN	2,043	0	(10)
SCX	01/2017		JPY	1,531,022	$	13,701	600	0
	01/2017	$		1,346	GBP	1,058	0	(42)
SOG	02/2017			108	MXN	2,089	0	(8)
TOR	01/2017		BRL	69,437	$	21,305	0	(29)
	01/2017	$		20,470	BRL	69,437	864	0
	02/2017		MXN	16,516	$	789	0	(3)
UAG	01/2017		EUR	11,996		12,959	330	0
	01/2017		KRW	3,199,711		2,823	174	0
	01/2017		THB	910,205		25,809	394	0
	01/2017	$		938	EUR	883	0	(8)
	01/2017			2,683	KRW	3,199,711	0	(34)
	03/2017		KRW	3,199,711	$	2,684	35	0
	03/2017		TWD	784,098		24,841	429	0

Total Forward Foreign Currency Contracts							$10,867	$(11,051)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	02/16/2017	$57,300	$(409)	$(31)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017	57,300	(458)	(600)

							$(867)	$(631)

Total Written Options							$(867)	$(631)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	820,100	$	114,600	$	0	$	0	$	(820,100)	$	114,600
Notional Amount in EUR	EUR	0	EUR	115,600	EUR	(57,800)	EUR	(57,800)	EUR	0	EUR	0
Premiums	$	(3,486)	$	(1,049)	$	120	$	63	$	3,485	$	(867)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Deutsche Bank AG	1.000%	12/20/2017	0.934%	EUR	4,800	$(86)	$91	$5	$0
GST	California State General Obligation Bonds, Series 2003	1.630	12/20/2018	0.576	$	3,300	0	70	70	0
	California State General Obligation Bonds, Series 2003	1.650	12/20/2018	0.576		25,000	0	536	536	0
JPM	Deutsche Bank AG	1.000	12/20/2017	0.934	EUR	1,900	(34)	36	2	0

							$(120)	$733	$613	$0

Total Swap Agreements							$(120)	$733	$613	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(i)	Securities with an aggregate market value of $7,430 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
AZD	$63	$0	$0	$63	$(62)	$0	$0	$(62)	$1	$0	$1
BOA	1,225	0	0	1,225	(1,220)	0	0	(1,220)	5	0	5
BPS	1,140	0	5	1,145	(16)	0	0	(16)	1,129	(1,917)	(788)
BRC	3,377	0	0	3,377	(1,224)	0	0	(1,224)	2,153	(1,810)	343
CBK	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)
DUB	938	0	0	938	(2,116)	0	0	(2,116)	(1,178)	664	(514)
FBF	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
GLM	0	0	0	0	(2,682)	(631)	0	(3,313)	(3,313)	3,349	36
GST	0	0	606	606	0	0	0	0	606	(840)	(234)
HUS	847	0	0	847	0	0	0	0	847	(1,010)	(163)
IND	209	0	0	209	(211)	0	0	(211)	(2)	0	(2)

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
JPM	$242	$0	$2	$244	$(3,355)	$0	$0	$(3,355)	$(3,111)	$2,917	$(194)
MSB	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
MYC	0	0	0	0	0	0	0	0	0	(2)	(2)
SCX	600	0	0	600	(42)	0	0	(42)	558	(740)	(182)
SOG	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
TOR	864	0	0	864	(32)	0	0	(32)	832	(710)	122
UAG	1,362	0	0	1,362	(42)	0	0	(42)	1,320	(1,570)	(250)

Total Over the Counter	$10,867	$0	$613	$11,480	$(11,051)	$(631)	$0	$(11,682)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$20	$0	$0	$179	$199

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,867	$0	$10,867
Swap Agreements	0	613	0	0	0	613

	$0	$613	$0	$10,867	$0	$11,480

	$0	$633	$0	$10,867	$179	$11,679

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$2,457	$2,463

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,051	$0	$11,051
Written Options	0	0	0	0	631	631

	$0	$0	$0	$11,051	$631	$11,682

	$0	$6	$0	$11,051	$3,088	$14,145

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	49

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(157)	$(157)
Futures	0	0	0	0	19,930	19,930
Swap Agreements	0	2,174	0	0	(148,245)	(146,071)

	$0	$2,174	$0	$0	$(128,472)	$(126,298)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,898)	$0	$(15,898)
Purchased Options	0	0	0	0	(7)	(7)
Written Options	0	176	0	0	0	176
Swap Agreements	0	5,444	0	0	(171)	5,273

	$0	$5,620	$0	$(15,898)	$(178)	$(10,456)

	$0	$7,794	$0	$(15,898)	$(128,650)	$(136,754)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	1,054	1,054
Swap Agreements	0	297	0	0	79,731	80,028

	$0	$297	$0	$0	$80,770	$81,067

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,146	$0	$3,146
Purchased Options	0	0	0	0	2	2
Written Options	0	0	0	0	(751)	(751)
Swap Agreements	0	(429)	0	0	0	(429)

	$0	$(429)	$0	$3,146	$(749)	$1,968

	$0	$(132)	$0	$3,146	$80,021	$83,035

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$6,953	$0	$6,953
Corporate Bonds & Notes
Banking & Finance	0	511,078	0	511,078
Industrials	0	138,375	17,919	156,294
Utilities	0	31,970	0	31,970
Municipal Bonds & Notes
Illinois	0	2,823	0	2,823
U.S. Government Agencies	0	418,970	0	418,970
U.S. Treasury Obligations	0	565,957	0	565,957
Non-Agency Mortgage-Backed Securities	0	93,871	32,417	126,288
Asset-Backed Securities	0	285,671	0	285,671
Sovereign Issues	0	70,278	0	70,278

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short-Term Instruments
Repurchase Agreements	$0	$3,250	$0	$3,250
U.S. Treasury Bills	0	11,602	0	11,602

Total Investments	$0	$2,140,798	$50,336	$2,191,134

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	199	0	199
Over the counter	0	11,480	0	11,480
	$0	$11,679	$0	$11,679

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,463)	0	(2,463)
Over the counter	0	(11,682)	0	(11,682)
	$0	$(14,145)	$0	$(14,145)
Total Financial Derivative Instruments	$0	$(2,466)	$0	$(2,466)

Totals	$0	$2,138,332	$50,336	$2,188,668

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2016:

Category and Subcategory	Beginning Balance at 12/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2016(1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$11,310	$809	$0	$(40)	$0	$176	$0	$(12,255)	$0	$0
Industrials	0	0	0	0	0	0	17,919	0	17,919	0
Non-Agency Mortgage-Backed Securities	0	34,150	(1,711)	0	0	(22)	0	0	32,417	(22)

Totals	$11,310	$34,959	$(1,711)	$(40)	$0	$154	$17,919	$(12,255)	$50,336	$(22)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$17,919	Third Party Vendor	Broker Quote	104.380
Non-Agency Mortgage-Backed Securities	32,417	Proxy Pricing	Base Price	99.951-99.990

Total	$50,336

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 196.8%

BANK LOAN OBLIGATIONS 2.0%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017	$400	$403
Las Vegas Sands LLC
3.020% due 12/19/2020	249	251

Total Bank Loan Obligations (Cost $648)		654

CORPORATE BONDS & NOTES 145.1%

BANKING & FINANCE 72.3%
AerCap Ireland Capital Ltd.
4.250% due 07/01/2020	500	515
Ally Financial, Inc.
2.750% due 01/30/2017	100	100
3.600% due 05/21/2018	600	606
American Tower Corp.
3.400% due 02/15/2019 (d)	400	409
Aviation Capital Group Corp.
6.750% due 04/06/2021 (d)	250	289
Bank of America Corp.
5.650% due 05/01/2018	75	79
6.875% due 04/25/2018 (d)	400	425
Barclays PLC
2.000% due 03/16/2018 (d)	1,015	1,015
BGC Partners, Inc.
5.125% due 05/27/2021 (d)	300	309
BOC Aviation Ltd.
3.000% due 03/30/2020	200	201
3.875% due 05/09/2019	294	303
Cantor Fitzgerald LP
6.500% due 06/17/2022 (d)	200	214
7.875% due 10/15/2019 (d)	300	332
CIT Group, Inc.
4.250% due 08/15/2017	295	299
5.000% due 05/15/2018	300	304
5.500% due 02/15/2019	200	211
Commerzbank AG
0.684% due 09/20/2017	100	99
Commerzbank Finance & Covered Bond S.A.
0.684% due 03/20/2017	100	100
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022 (d)	850	858
DBS Bank Ltd.
3.625% due 09/21/2022 (d)	600	606
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	145	151
Eksportfinans ASA
5.500% due 06/26/2017	13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
1.816% due 01/09/2018 (d)		$200	$201
General Motors Financial Co., Inc.
3.000% due 09/25/2017		200	202
4.750% due 08/15/2017		1,000	1,019
Goldman Sachs Group, Inc.
2.537% due 11/29/2023 (d)		900	929
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022 (d)		250	282
6.375% due 11/12/2020 (d)		500	562
Hartford Financial Services Group, Inc.
5.500% due 03/30/2020 (d)		350	382
HSBC Holdings PLC
2.498% due 01/05/2022 (d)		1,000	1,019
2.590% due 05/25/2021 (d)		250	255
International Lease Finance Corp.
7.125% due 09/01/2018 (d)		300	324
Intesa Sanpaolo SpA
2.375% due 01/13/2017 (d)		800	800
JPMorgan Chase & Co.
7.900% due 04/30/2018 (b)		400	415
LeasePlan Corp. NV
2.500% due 05/16/2018 (d)		380	381
2.875% due 01/22/2019 (d)		200	200
Macquarie Bank Ltd.
1.600% due 10/27/2017 (d)		300	300
Macquarie Group Ltd.
3.000% due 12/03/2018		100	101
Morgan Stanley
2.282% due 10/24/2023 (d)		200	202
5.500% due 01/26/2020 (d)		200	217
Navient Corp.
4.875% due 06/17/2019		600	622
5.500% due 01/15/2019		200	208
Royal Bank of Scotland PLC
9.500% due 03/16/2022		500	508
13.125% due 03/19/2022	AUD	168	124
Santander Holdings USA, Inc.
2.380% due 11/24/2017 (d)		$500	504
Santander UK Group Holdings PLC
2.875% due 08/05/2021 (d)		600	587
Santander UK PLC
2.350% due 09/10/2019 (d)		100	100
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (d)		700	674
Springleaf Finance Corp.
6.900% due 12/15/2017		400	418
8.250% due 12/15/2020		200	218
Standard Chartered PLC
1.291% due 09/08/2017 (d)		700	699
Suncorp-Metway Ltd.
2.100% due 05/03/2019 (d)		500	497

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Synchrony Financial
1.875% due 08/15/2017 (d)		$100	$100
2.111% due 02/03/2020 (d)		400	396
2.287% due 11/09/2017 (d)		300	302
Ventas Realty LP
2.000% due 02/15/2018 (d)		500	501
VEREIT Operating Partnership LP
3.000% due 02/06/2019		500	500
WEA Finance LLC
2.700% due 09/17/2019 (d)		500	506
Weyerhaeuser Co.
6.950% due 08/01/2017		150	154

			22,847

INDUSTRIALS 56.6%
AbbVie, Inc.
2.850% due 05/14/2023 (d)		400	388
Actavis Funding SCS
2.208% due 03/12/2020 (d)		400	408
AP Moller - Maersk A/S
2.550% due 09/22/2019 (d)		400	398
BMW U.S. Capital LLC
2.000% due 04/11/2021 (d)		200	196
Boston Scientific Corp.
3.375% due 05/15/2022 (d)		300	305
Charter Communications Operating LLC
4.464% due 07/23/2022		300	314
Coca-Cola European Partners PLC
0.000% due 11/26/2017	EUR	200	211
ConocoPhillips Co.
1.806% due 05/15/2022 (d)		$600	595
Crown Castle Towers LLC
3.222% due 05/15/2042 (d)		300	305
CVS Health Corp.
3.500% due 07/20/2022 (d)		200	206
D.R. Horton, Inc.
3.750% due 03/01/2019		200	204
4.000% due 02/15/2020		300	309
Delphi Automotive PLC
3.150% due 11/19/2020 (d)		300	305
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		192	213
Diamond Finance Corp.
4.420% due 06/15/2021 (d)		400	414
DISH DBS Corp.
4.250% due 04/01/2018		200	206
Enbridge, Inc.
1.384% due 06/02/2017		150	150
Energy Transfer Partners LP
6.125% due 02/15/2017 (d)		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 04/15/2019 (d)		$200	$228
Flex Ltd.
4.625% due 02/15/2020 (d)		300	316
Forest Laboratories LLC
4.375% due 02/01/2019 (d)		100	104
Georgia-Pacific LLC
3.734% due 07/15/2023 (d)		200	206
5.400% due 11/01/2020 (d)		400	440
Glencore Finance Canada Ltd.
3.600% due 01/15/2017		500	500
Hyundai Capital America
2.125% due 10/02/2017		100	100
Imperial Tobacco Finance PLC
2.050% due 07/20/2018 (d)		400	400
2.950% due 07/21/2020 (d)		400	402
Kia Motors Corp.
2.625% due 04/21/2021 (d)		300	297
Kinder Morgan Energy Partners LP
3.450% due 02/15/2023 (d)		250	248
6.000% due 02/01/2017		30	30
Kinder Morgan, Inc.
7.250% due 06/01/2018 (d)		500	533
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		190	188
MGM Resorts International
8.625% due 02/01/2019		400	451
Nabors Industries, Inc.
6.150% due 02/15/2018		500	520
Nissan Motor Acceptance Corp.
2.000% due 03/08/2019 (d)		500	499
ONEOK Partners LP
2.000% due 10/01/2017 (d)		200	201
Petroleos Mexicanos
3.125% due 01/23/2019		400	398
5.750% due 03/01/2018 (d)		600	622
Pioneer Natural Resources Co.
3.450% due 01/15/2021 (d)		300	307
6.875% due 05/01/2018		100	106
QUALCOMM, Inc.
3.000% due 05/20/2022 (d)		200	203
Reynolds American, Inc.
4.000% due 06/12/2022 (d)		600	628
SBA Tower Trust
2.933% due 12/09/2042 (d)		250	250
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022 (d)		200	202
SFR Group S.A.
5.375% due 05/15/2022	EUR	100	111
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$100	97

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SK Telecom Co. Ltd.
2.125% due 05/01/2018	$200	$200
2.125% due 05/01/2018 (d)	200	200
Solvay Finance America LLC
3.400% due 12/03/2020 (d)	200	203
Southern Co.
2.950% due 07/01/2023 (d)	300	296
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020 (d)	350	375
5.877% due 07/15/2019	200	217
Tesco PLC
5.500% due 11/15/2017	500	514
Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023 (d)	300	284
Time Warner Cable LLC
8.250% due 04/01/2019	300	337
UAL Pass-Through Trust
9.750% due 07/15/2018	94	94
Universal Health Services, Inc.
3.750% due 08/01/2019	100	101
Volkswagen Group of America Finance LLC
1.600% due 11/20/2017 (d)	500	499
Woodside Finance Ltd.
8.750% due 03/01/2019 (d)	400	451
Wynn Macau Ltd.
5.250% due 10/15/2021	200	202

		17,888

UTILITIES 16.2%
AT&T, Inc.
1.928% due 06/30/2020 (d)	300	302
BP Capital Markets PLC
1.840% due 09/16/2021 (d)	700	703
CNOOC Finance Ltd.
1.750% due 05/09/2018 (d)	600	597
E.ON International Finance BV
5.800% due 04/30/2018	350	367
Exelon Corp.
2.450% due 04/15/2021 (d)	300	296
FirstEnergy Corp.
2.750% due 03/15/2018	200	202
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018 (d)	400	417
KT Corp.
2.625% due 04/22/2019 (d)	200	203
National Grid North America, Inc.
1.551% due 08/21/2017 (d)	600	599
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017 (d)	200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017 (d)	$200	$201
Spire, Inc.
1.656% due 08/15/2017 (d)	305	305
Telecom Italia Capital S.A.
6.999% due 06/04/2018	600	637
Telstra Corp. Ltd.
3.125% due 04/07/2025 (d)	100	99

		5,129

Total Corporate Bonds & Notes (Cost $45,744)		45,864

U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
1.406% due 09/25/2023	13	13
2.290% due 09/25/2022	42	42
3.000% due 03/01/2042 (d)	220	219
Freddie Mac
4.704% due 01/15/2022	26	27
Ginnie Mae
1.189% due 10/20/2037	68	69
1.210% due 08/20/2061	389	389

Total U.S. Government Agencies (Cost $756)		759

U.S. TREASURY OBLIGATIONS 6.3%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2020 (d)	1,961	1,982

Total U.S. Treasury Obligations (Cost $1,994)		1,982

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.5%
American Home Mortgage Investment Trust
1.336% due 02/25/2045	12	12
BAMLL Commercial Mortgage Securities Trust
1.504% due 06/15/2028	100	100
Banc of America Funding Trust
1.039% due 02/20/2035	24	23
3.039% due 09/20/2034	145	144
BCAP LLC Trust
0.744% due 03/26/2037	19	19
Bear Stearns Adjustable Rate Mortgage Trust
2.816% due 04/25/2033	53	53
3.051% due 11/25/2034	85	84
3.526% due 01/25/2034	14	14
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035	15	15
Countrywide Commercial Mortgage Trust
6.095% due 11/12/2043	179	181

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
2.743% due 06/25/2033		$32	$32
5.362% due 05/15/2036		500	526
6.500% due 04/25/2033		130	133
Credit Suisse Mortgage Capital Certificates
3.083% due 09/27/2036		4	4
3.216% due 08/27/2037		6	6
5.300% due 05/26/2037		10	10
Eurosail PLC
0.677% due 06/13/2045	GBP	78	95
First Republic Mortgage Loan Trust
1.054% due 11/15/2031		$45	43
GSR Mortgage Loan Trust
3.010% due 09/25/2035		13	13
3.391% due 08/25/2033		260	259
Impac CMB Trust
1.756% due 07/25/2033		454	441
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		35	35
JPMorgan Mortgage Trust
2.921% due 02/25/2034		79	81
3.117% due 09/25/2034		13	13
3.169% due 02/25/2035		7	7
3.188% due 04/25/2035		310	309
JPMorgan Resecuritization Trust
2.600% due 07/27/2037		8	8
MASTR Asset Securitization Trust
5.500% due 09/25/2033		17	18
MASTR Seasoned Securitization Trust
6.209% due 09/25/2017		6	6
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.184% due 06/15/2030		32	30
2.610% due 10/20/2029		19	19
Merrill Lynch Mortgage Investors Trust
1.216% due 04/25/2029		12	12
1.396% due 10/25/2028		9	9
2.688% due 02/25/2035		253	253
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.733% due 06/12/2050		309	311
Morgan Stanley Capital Trust
5.692% due 04/15/2049		100	100
Morgan Stanley Mortgage Loan Trust
3.016% due 11/25/2034		18	18
Prime Mortgage Trust
1.156% due 02/25/2034		14	13
Residential Accredit Loans, Inc. Trust
1.196% due 06/25/2034		58	56
Sequoia Mortgage Trust
1.436% due 10/19/2026		117	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.499% due 10/20/2027		$22	$21
Structured Asset Mortgage Investments Trust
1.316% due 07/19/2034		65	64
1.396% due 09/19/2032		20	20
8.914% due 06/25/2029		10	10
Structured Asset Securities Corp. Mortgage Loan Trust
1.356% due 10/25/2027		16	16
Thornburg Mortgage Securities Trust
1.396% due 09/25/2043		12	12
2.632% due 04/25/2045		49	50
Wachovia Bank Commercial Mortgage Trust
0.917% due 04/15/2047		500	498
WaMu Mortgage Pass-Through Certificates Trust
1.026% due 12/25/2045		325	310
1.046% due 10/25/2045		54	52
1.156% due 06/25/2044		40	38
1.496% due 11/25/2034		107	96
1.967% due 06/25/2042		14	13
Wells Fargo Mortgage-Backed Securities Trust
3.073% due 10/25/2033		72	73
3.209% due 12/25/2034		5	5

Total Non-Agency Mortgage-Backed Securities (Cost $4,888)			4,897

ASSET-BACKED SECURITIES 20.6%
Aegis Asset-Backed Securities Trust
1.026% due 12/25/2035		9	9
Amortizing Residential Collateral Trust
1.756% due 10/25/2034		398	384
ARES CLO Ltd.
2.100% due 01/17/2024		500	501
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.796% due 04/25/2034		101	94
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024		700	701
2.126% due 08/15/2024		268	268
Babson CLO Ltd.
2.146% due 05/15/2023		183	183
Bear Stearns Asset-Backed Securities Trust
1.556% due 10/27/2032		48	45
Chase Funding Trust
1.496% due 10/25/2032		69	66
Colony American Finance Ltd.
2.544% due 06/15/2048		297	291
Colony Starwood Homes Trust
2.236% due 07/17/2033		200	202
Cordatus CLO PLC
0.049% due 01/30/2024	EUR	123	130

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Funding Home Equity Loan Trust
1.524% due 09/15/2029	$7	$6
Denali Capital CLO Ltd.
1.112% due 01/22/2022	199	197
GSAA Home Equity Trust
1.396% due 12/25/2034	38	38
Highbridge Loan Management Ltd.
1.436% due 09/20/2022	109	109
KVK CLO Ltd.
2.250% due 07/15/2023	156	156
National Collegiate Student Loan Trust
0.996% due 11/27/2028	26	26
Navient Student Loan Trust
2.006% due 06/25/2065	196	199
Ocean Trails CLO
2.202% due 08/13/2025	500	500
OneMain Financial Issuance Trust
2.570% due 07/18/2025	300	300
Race Point CLO Ltd.
1.637% due 12/15/2022	20	20
Renaissance Home Equity Loan Trust
1.256% due 12/25/2033	7	7
Residential Mortgage Loan Trust
2.256% due 09/25/2029	6	6
SMB Private Education Loan Trust
1.704% due 06/15/2027	400	402
SoFi Professional Loan Program LLC
3.020% due 02/25/2040	500	500
Symphony CLO LP
1.976% due 01/09/2023	229	229
Venture CLO Ltd.
1.609% due 11/14/2022	500	499
Vericrest Opportunity Loan Trust
3.375% due 10/25/2058	182	182
VOLT LLC
3.250% due 02/25/2055	272	272

Total Asset-Backed Securities (Cost $6,507)		6,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.9%
Korea Water Resources Corp.
2.000% due 04/16/2018	$400	$400
Korea Western Power Co. Ltd.
3.125% due 05/10/2017 (d)	200	201

Total Sovereign Issues (Cost $602)		601

SHORT-TERM INSTRUMENTS 3.0%

CERTIFICATES OF DEPOSIT 1.6%
Sumitomo Mitsui Trust Bank Ltd.
1.723% due 09/18/2017	500	501

REPURCHASE AGREEMENTS (c) 1.4%
		427

Total Short-Term Instruments (Cost $927)		928

Total Investments in Securities (Cost $62,066)		62,207

Total Investments 196.8% (Cost $62,066)		$62,207

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $(7))		61

Other Assets and Liabilities, net (97.0)%		(30,659)

Net Assets 100.0%		$31,609

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.610%	12/30/2016	01/03/2017	$100	Ginnie Mae 3.000% due 04/20/2046	$(105)	$100	$100
SSB	0.010	12/30/2016	01/03/2017	327	U.S. Treasury Notes(2)	(336)	327	327

Total Repurchase Agreements						$(441)	$427	$427

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.030%	12/16/2016	01/18/2017	$(211)	$(211)
BPS	1.080	11/18/2016	01/18/2017	(1,717)	(1,719)
	1.270	11/23/2016	01/23/2017	(1,743)	(1,746)
	1.270	11/28/2016	01/23/2017	(286)	(286)
FOB	0.900	11/22/2016	01/23/2017	(290)	(290)
	1.000	11/18/2016	01/18/2017	(385)	(386)
	1.000	12/06/2016	01/06/2017	(569)	(569)
	1.050	12/08/2016	01/09/2017	(952)	(953)
	1.100	11/18/2016	01/18/2017	(2,654)	(2,658)
	1.100	12/05/2016	01/05/2017	(2,620)	(2,622)
	1.100	12/06/2016	01/06/2017	(459)	(459)
	1.100	12/08/2016	01/09/2017	(1,644)	(1,645)
	1.150	12/08/2016	01/09/2017	(187)	(187)
	1.150	12/09/2016	01/12/2017	(566)	(567)
	1.150	12/12/2016	01/12/2017	(984)	(985)
	1.150	12/15/2016	01/13/2017	(187)	(187)
	1.200	11/22/2016	01/23/2017	(505)	(506)
	1.250	11/29/2016	01/27/2017	(1,914)	(1,916)
	1.250	12/01/2016	01/27/2017	(1,057)	(1,058)
	1.350	11/29/2016	01/27/2017	(1,714)	(1,716)
RDR	1.130	11/14/2016	01/17/2017	(3,852)	(3,858)
	1.130	11/22/2016	01/12/2017	(384)	(385)
	1.130	11/22/2016	01/23/2017	(3,299)	(3,303)
	1.160	11/28/2016	01/13/2017	(384)	(385)
	1.160	11/28/2016	01/31/2017	(1,321)	(1,323)

Total Reverse Repurchase Agreements					$(29,920)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
BCY	1.500%	12/27/2016	01/03/2017	$(1,975)	$(1,975)

Total Sale-Buyback Transactions					$(1,975)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(24,108) at a weighted average interest rate of 0.860%.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(d)	Securities with an aggregate market value of $33,484 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(211)	$0	$(211)	$219	$8
BPS	0	(3,751)	0	(3,751)	3,889	138
FOB	0	(16,704)	0	(16,704)	17,803	1,099
JPS	100	0	0	100	(105)	(5)
RDR	0	(9,254)	0	(9,254)	9,590	336
SSB	327	0	0	327	(336)	(9)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,975)	(1,975)	1,982	7

Total Borrowings and Other Financing Transactions	$427	$(29,920)	$(1,975)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(28,000)	$(1,323)	$0	$(29,323)
U.S. Government Agencies	0	(211)	0	0	(211)
Sovereign Issues	0	(386)	0	0	(386)

Total	$0	$(28,597)	$(1,323)	$0	$(29,920)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,975)	0	0	(1,975)

Total	$0	$(1,975)	$0	$0	$(1,975)

Total Borrowings	$0	$(30,572)	$(1,323)	$0	$(31,895)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(31,895)

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2018	28	$18	$0	$(2)
90-Day Eurodollar March Futures	Short	03/2017	20	(1)	0	0
Australia Government 3-Year Note March Futures	Long	03/2017	37	(5)	7	0
Australia Government 10-Year Bond March Futures	Long	03/2017	7	3	5	0

Total Futures Contracts				$15	$12	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)		Market Value(3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$	5,800	$(370)	$(94)	$0	$(7)
CDX.IG-26 5-Year Index	1.000	06/20/2021		1,500	(26)	(8)	0	0

					$(396)	$(102)	$0	$(7)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.350%	12/28/2018	$	9,200	$(19)	$(15)	$1	$0
Pay*	3-Month USD-LIBOR	0.000	06/21/2020		61,000	(8)	(10)	3	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		7,800	(32)	32	0	(8)
Pay	3-Month USD-LIBOR	2.000	12/15/2021		50,000	76	(163)	62	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		500	11	3	0	(1)
Receive*	3-Month USD-LIBOR	2.000	12/15/2022		50,000	649	138	0	(76)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		1,600	89	82	0	(5)
Pay	28-Day MXN-TIIE	5.798	09/06/2021	MXN	60,700	(212)	(100)	8	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		7,300	(6)	(6)	1	0

						$548	$(39)	$75	$(90)

Total Swap Agreements						$152	$(141)	$75	$(97)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $725 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$12	$75	$87	$0	$(2)	$(97)	$(99)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2017	$		931		EUR	895	$11	$0
	02/2017		EUR	895	$		932	0	(11)
BPS	01/2017			873			926	7	0
	01/2017		GBP	130			165	4	0
	02/2017		MXN	2,359			112	0	(1)
GLM	01/2017	$		348		EUR	332	2	0
	02/2017		MXN	900	$		43	0	0
IND	01/2017	$		845		AUD	1,172	1	0
	02/2017		AUD	1,172	$		844	0	(1)
JPM	01/2017			938			693	16	0
	01/2017		CAD	937			706	8	0
	01/2017	$		673		AUD	915	0	(13)
	01/2017			48		GBP	38	0	(1)
	02/2017		MXN	781	$		37	0	0
	02/2017	$		139		MXN	2,874	0	(1)
NAB	01/2017		AUD	1,021	$		762	26	0
SCX	01/2017		EUR	354			372	0	(1)
TOR	01/2017		AUD	128			96	3	0
	01/2017	$		695		CAD	937	3	0
	02/2017		CAD	937	$		695	0	(3)
	11/2017		EUR	200			231	17	0

Total Forward Foreign Currency Contracts								$98	$(32)

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC AUD versus USD	$	0.810	01/13/2017	AUD	1,000	$0	$0
	Call - OTC EUR versus USD		1.160	01/13/2017	EUR	400	0	0
JPM	Call - OTC AUD versus USD		0.825	01/05/2017	AUD	900	0	0
	Call - OTC EUR versus USD		1.160	01/11/2017	EUR	600	0	0
	Put - OTC USD versus CAD	CAD	1.230	01/11/2017	$	700	0	0

							$0	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	03/06/2017	$	17,600	$18	$23

Total Purchased Options								$18	$23

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010%	03/06/2017	$	1,600	$(18)	$(10)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	02/21/2017		8,700	(7)	(6)

								$(25)	$(16)

Total Written Options								$(25)	$(16)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		166		8		(174)		0		0		0
Notional Amount in $	$	0	$	90,200	$	(60,500)	$	0	$	(19,400)	$	10,300
Notional Amount in AUD	AUD	0	AUD	1,050	AUD	0	AUD	(1,050)	AUD	0	AUD	0
Notional Amount in EUR	EUR	0	EUR	2,000	EUR	0	EUR	(2,000)	EUR	0	EUR	0
Premiums	$	(124)	$	(198)	$	269	$	14	$	14	$	(25)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$11	$0	$0	$11	$(11)	$0	$0	$(11)	$0	$0	$0
BPS	11	0	0	11	(1)	0	0	(1)	10	0	10
GLM	2	23	0	25	0	(10)	0	(10)	15	0	15
IND	1	0	0	1	(1)	0	0	(1)	0	0	0
JPM	24	0	0	24	(15)	(6)	0	(21)	3	0	3
NAB	26	0	0	26	0	0	0	0	26	0	26
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	23	0	0	23	(3)	0	0	(3)	20	0	20

Total Over the Counter	$98	$23	$0	$121	$(32)	$(16)	$0	$(48)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	0	0	0	75	75

	$0	$0	$0	$0	$87	$87

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$98	$0	$98
Purchased Options	0	0	0	0	23	23

	$0	$0	$0	$98	$23	$121

	$0	$0	$0	$98	$110	$208

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	7	0	0	90	97

	$0	$7	$0	$0	$92	$99

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32
Written Options	0	0	0	0	16	16

	$0	$0	$0	$32	$16	$48

	$0	$7	$0	$32	$108	$147

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	(80)	(80)
Swap Agreements	0	(48)	0	0	(120)	(168)

	$0	$(48)	$0	$0	$(194)	$(242)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$323	$0	$323
Purchased Options	0	0	0	(5)	154	149
Written Options	0	0	0	14	(200)	(186)
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$332	$(46)	$298

	$0	$(36)	$0	$332	$(240)	$56

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Written Options	0	0	0	0	(46)	(46)
Futures	0	0	0	0	(59)	(59)
Swap Agreements	0	(102)	0	0	(1)	(103)

	$0	$(102)	$0	$0	$(99)	$(201)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(116)	$0	$(116)
Purchased Options	0	0	0	0	6	6
Written Options	0	0	0	0	9	9
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$(116)	$15	$(97)

	$0	$(98)	$0	$(116)	$(84)	$(298)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$654	$0	$654
Corporate Bonds & Notes
Banking & Finance	0	22,847	0	22,847
Industrials	0	17,888	0	17,888
Utilities	0	5,129	0	5,129
U.S. Government Agencies	0	759	0	759
U.S. Treasury Obligations	0	1,982	0	1,982
Non-Agency Mortgage-Backed Securities	0	4,897	0	4,897
Asset-Backed Securities	0	6,022	500	6,522
Sovereign Issues	0	601	0	601

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	63

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short-Term Instruments
Certificates of Deposit	$0	$501	$0	$501
Repurchase Agreements	0	427	0	427

Total Investments	$0	$61,707	$500	$62,207

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12	75	0	87
Over the counter	0	121	0	121
	$12	$196	$0	$208

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(97)	0	(99)
Over the counter	0	(48)	0	(48)
	$(2)	$(145)	$0	$(147)
Total Financial Derivative Instruments	$10	$51	$0	$61

Totals	$10	$61,758	$500	$62,268

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2016:

Category and Subcategory	Beginning Balance at 12/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2016(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$60	$0	$(60)	$0	$0	$0	$0	$0	$0	$0
Asset-Backed Securities	0	498	0	0	0	2	0	0	500	1

Totals	$60	$498	$(60)	$0	$0	$2	$0	$0	$500	$1

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Asset-Backed Securities	$500	Proxy Pricing	Base Price	99.685

Total	$500

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 186.4%

BANK LOAN OBLIGATIONS 0.2%
AABS Ltd.
4.875% due 01/10/2038		$2,201	$2,197

Total Bank Loan Obligations (Cost $2,198)			2,197

CORPORATE BONDS & NOTES 29.1%

BANKING & FINANCE 19.9%
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021		15,800	16,649
Ally Financial, Inc.
2.750% due 01/30/2017		100	100
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		44,000	44,000
Barclays Bank PLC
7.625% due 11/21/2022		5,200	5,717
7.750% due 04/10/2023		2,600	2,743
14.000% due 06/15/2019 (e)	GBP	3,500	5,307
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$69,448	70,056
BPCE S.A.
4.500% due 03/15/2025		5,300	5,166
4.625% due 07/11/2024		14,300	14,135
CIT Group, Inc.
5.000% due 05/15/2018		100	102
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (e)		11,700	12,035
Credit Suisse AG
6.500% due 08/08/2023		14,100	15,035
General Motors Financial Co., Inc.
3.200% due 07/13/2020		1,300	1,304
4.250% due 05/15/2023		9,630	9,760
Hospitality Properties Trust
5.000% due 08/15/2022		8,500	8,975
HSBC Finance Corp.
6.676% due 01/15/2021		15,900	17,875
Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,523
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		7,900	8,147
KGH Intermediate Holdco LLC
12.000% due 08/08/2019 (f)		16,815	16,651
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,500	1,649
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		4,950	4,988

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
6.500% due 09/15/2017		$700	$719

			263,636

INDUSTRIALS 5.7%
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,127
CVS Pass-Through Trust
7.507% due 01/10/2032		$6,689	8,149
Domtar Corp.
6.750% due 02/15/2044		700	712
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		5,000	5,596
Georgia-Pacific LLC
8.000% due 01/15/2024		4,200	5,363
Harris Corp.
5.550% due 10/01/2021		600	662
HCA, Inc.
6.500% due 02/15/2020		10,300	11,294
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		10,500	11,279
Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	15,029
6.625% due 06/15/2035		$9,200	9,108
Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019		6,865	7,422
Viacom, Inc.
3.125% due 06/15/2022		500	485

			76,226

UTILITIES 3.5%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	2,000	2,576
6.500% due 11/30/2072		$4,000	4,142
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		15,500	16,583
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		143	66
Petrobras Global Finance BV
5.375% due 01/27/2021		3,800	3,726
6.250% due 03/17/2024		20,000	19,234

			46,327

Total Corporate Bonds & Notes (Cost $389,721)			389,721

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 14.0%

CALIFORNIA 6.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$11,000	$15,153
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	15,000	18,766
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	7,200	9,263
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,800	2,420
7.618% due 08/01/2040	12,300	17,564
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	204	269
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	4,384
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	6,500	8,762
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,350	3,853

		80,434

ILLINOIS 1.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,100	11,837
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	900	1,022
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	2,200	2,755

		15,614

MICHIGAN 0.1%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,250	1,491

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	1,335	1,373

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.3%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	$3,500	$4,275

OHIO 1.7%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,218
8.084% due 02/15/2050	10,100	15,348
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	6,610	5,720

		22,286

PENNSYLVANIA 0.7%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	708
State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	8,889

		9,597

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	126

VIRGINIA 1.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	19,105	15,266

WASHINGTON 0.6%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	6,800	8,547

WEST VIRGINIA 2.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	29,390	26,596

Total Municipal Bonds & Notes (Cost $166,999)		185,605

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 72.4%
Fannie Mae
0.956% due 10/27/2037	$719	$719
1.206% due 08/25/2021	6	6
2.462% due 06/01/2020	5	5
2.467% due 12/01/2034	75	78
2.475% due 11/01/2032	13	13
2.498% due 10/01/2032	19	20
2.500% due 05/01/2017	1	1
2.528% due 05/01/2028	37	39
2.595% due 09/01/2027	45	46
2.598% due 01/01/2033	38	40
2.660% due 05/01/2033	86	90
2.758% due 01/01/2018	2	2
2.774% due 05/01/2018	6	6
2.965% due 09/01/2032	9	9
3.000% due 01/01/2046	361	359
3.175% due 10/01/2034	47	47
3.620% due 03/25/2041	16	16
3.906% due 05/25/2042	14	15
4.000% due 11/25/2019 - 12/01/2044	167	171
6.000% due 08/01/2022 - 12/01/2023	89	96
6.500% due 01/01/2025 - 12/01/2028	46	51
7.000% due 11/01/2038	76	85
7.010% due 08/01/2022	16	16
11.000% due 07/15/2020	9	10
Fannie Mae, TBA
3.000% due 01/01/2047 - 02/01/2047	379,000	375,848
3.500% due 01/01/2032 - 02/01/2047	188,000	192,353
4.000% due 01/01/2047 - 02/01/2047	234,945	246,605
4.500% due 01/01/2047 - 02/01/2047	129,000	138,713
Freddie Mac
1.154% due 08/15/2029 - 12/15/2031	45	45
1.204% due 09/15/2030	5	5
1.254% due 03/15/2032	6	6
1.354% due 03/15/2020 - 02/15/2024	228	234
1.854% due 09/15/2022	23	24
2.054% due 08/15/2023	6	7
2.412% due 08/01/2032	67	68
2.679% due 08/01/2029	14	14
2.723% due 01/01/2033	2	2
2.739% due 02/01/2029	67	70
2.750% due 10/01/2032	58	62
2.785% due 01/01/2032	82	84
2.819% due 02/01/2033	45	48
3.000% due 10/01/2032	56	57

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.143% due 07/01/2032	$7	$7
3.156% due 08/01/2032	11	11
4.500% due 05/15/2018	3	3
6.000% due 12/15/2028	299	341
6.500% due 12/15/2023	5	6
7.000% due 04/01/2029 - 06/01/2030	18	19
7.500% due 08/15/2030	45	53
Ginnie Mae
1.089% due 06/20/2032	13	13
2.000% due 03/20/2017 - 03/20/2032	309	319
2.125% due 08/20/2017 - 06/20/2032	227	234
2.500% due 05/20/2018 - 09/20/2021	7	7
2.625% due 06/20/2022	23	23
3.000% due 04/20/2019 - 08/20/2025	50	51
6.500% due 05/15/2023 - 12/15/2023	1	1
NCUA Guaranteed Notes
1.102% due 10/07/2020	1,897	1,899
Vendee Mortgage Trust
6.500% due 09/15/2024	484	531

Total U.S. Government Agencies (Cost $957,707)		959,703

U.S. TREASURY OBLIGATIONS 16.8%
U.S. Treasury Bonds
2.500% due 02/15/2045 (h)	36,750	32,667
2.875% due 11/15/2046	1,200	1,156
U.S. Treasury Notes
1.125% due 08/31/2021 (h)(j)(l)	195,250	188,497

Total U.S. Treasury Obligations (Cost $230,584)		222,320

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.8%
Adjustable Rate Mortgage Trust
3.123% due 02/25/2036	226	197
3.124% due 01/25/2036 ^	103	90
3.160% due 11/25/2035 ^	247	209
3.226% due 11/25/2035 ^	343	309
American Home Mortgage Assets Trust
0.946% due 09/25/2046 ^	970	738
0.966% due 10/25/2046	775	520
1.487% due 11/25/2046	694	364
American Home Mortgage Investment Trust
1.336% due 02/25/2045	84	83

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	$233	$204
15.277% due 09/25/2035 ^	204	225
Banc of America Funding Trust
0.929% due 10/20/2036	232	195
0.966% due 04/25/2037 ^	194	132
1.039% due 05/20/2047	120	99
1.156% due 05/25/2037 ^	167	124
3.061% due 02/20/2036	677	672
3.267% due 09/20/2046 ^	182	147
3.277% due 09/20/2047 ^	328	248
3.302% due 04/20/2035 ^	234	173
5.500% due 03/25/2036 ^	35	33
Banc of America Mortgage Trust
2.984% due 02/25/2034	408	403
3.239% due 07/25/2035 ^	50	46
3.327% due 02/25/2033	1	1
5.500% due 09/25/2035 ^	738	705
5.500% due 05/25/2037 ^	222	164
BCAP LLC Trust
0.744% due 03/26/2037	38	38
0.762% due 07/26/2036	281	268
0.802% due 05/26/2047	171	167
0.906% due 05/25/2047 ^	132	107
0.976% due 05/25/2047 ^	849	697
1.084% due 05/26/2035	83	78
1.112% due 11/26/2035	73	73
1.381% due 11/26/2046	292	281
1.406% due 09/25/2047	207	178
2.228% due 10/26/2035	110	110
2.776% due 07/26/2036	256	256
2.807% due 02/26/2035	120	118
3.001% due 03/26/2037	243	201
3.013% due 06/26/2035	253	251
3.087% due 01/26/2034	73	72
3.235% due 07/26/2036	365	338
3.240% due 07/26/2036	63	51
3.478% due 07/26/2036	200	200
3.629% due 03/27/2037	440	314
4.000% due 02/26/2037	176	175
8.202% due 10/26/2036	396	370
BCRR Trust
5.793% due 08/17/2045	3,579	3,576
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035	3,681	3,676
2.830% due 10/25/2035	1,128	1,093
2.991% due 02/25/2036 ^	213	180
3.035% due 06/25/2035 ^	59	52
3.071% due 03/25/2035	95	93
3.071% due 08/25/2035	112	100
3.108% due 10/25/2035	189	187
3.128% due 03/25/2035	1,560	1,574
3.137% due 05/25/2034	61	60
3.158% due 11/25/2034	138	133
3.183% due 05/25/2047 ^	442	402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.252% due 02/25/2034	$107	$106
3.310% due 01/25/2035	29	29
3.351% due 01/25/2034	121	121
3.431% due 12/25/2046 ^	1,722	1,519
Bear Stearns ALT-A Trust
1.196% due 04/25/2036	239	224
2.993% due 05/25/2035	96	93
3.110% due 08/25/2036 ^	387	270
3.124% due 06/25/2034	4,312	4,076
3.158% due 02/25/2036 ^	581	410
3.217% due 11/25/2036 ^	172	146
3.390% due 05/25/2036 ^	807	560
3.479% due 02/25/2036 ^	60	47
4.824% due 07/25/2035 ^	866	695
Bear Stearns Asset-Backed Securities Trust
21.008% due 03/25/2036 ^	208	214
Bear Stearns Mortgage Funding Trust
0.946% due 01/25/2037	157	131
Bear Stearns Mortgage Securities, Inc.
6.289% due 03/25/2031	8	8
Bear Stearns Structured Products, Inc. Trust
3.006% due 01/26/2036	1,326	1,045
Chase Mortgage Finance Trust
2.828% due 03/25/2037 ^	150	139
3.180% due 09/25/2036 ^	2,627	2,340
4.380% due 03/25/2037 ^	82	77
6.000% due 05/25/2037	181	146
ChaseFlex Trust
1.056% due 07/25/2037	324	257
4.315% due 08/25/2037 ^	60	50
5.000% due 07/25/2037 ^	175	156
Citigroup Commercial Mortgage Trust
5.858% due 07/17/2040	3,831	3,833
Citigroup Mortgage Loan Trust, Inc.
2.542% due 10/25/2046	352	266
2.930% due 10/25/2035	294	296
2.990% due 11/25/2035	199	190
3.001% due 03/25/2037 ^	166	143
3.041% due 08/25/2035	58	57
3.043% due 08/25/2035	2,177	2,144
3.366% due 12/25/2035 ^	180	128
3.387% due 09/25/2037	200	194
3.395% due 09/25/2037 ^	1,003	860
5.500% due 12/25/2035	286	231
6.250% due 11/25/2037	148	125
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	235	210
Community Program Loan Trust
4.500% due 04/01/2029	237	236
Countrywide Alternative Loan Resecuritization Trust
2.856% due 03/25/2047	213	204
6.000% due 08/25/2037 ^	201	152

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.896% due 08/25/2037	$1,153	$950
0.916% due 12/25/2046 ^	164	153
0.919% due 02/20/2047 ^	2,035	1,427
0.926% due 11/25/2036	1,264	1,146
0.926% due 01/25/2037 ^	248	229
0.931% due 11/25/2036	11,851	9,530
0.936% due 11/25/2036	179	159
0.936% due 05/25/2047	1,715	1,462
0.946% due 07/25/2046 ^	186	179
0.946% due 09/25/2046 ^	714	553
0.946% due 10/25/2046	164	158
0.949% due 07/20/2046 ^	73	40
0.976% due 05/25/2035	2,955	2,417
1.016% due 07/25/2035	203	176
1.026% due 05/25/2036 ^	11	24
1.066% due 08/25/2035 ^	296	220
1.066% due 10/25/2035	177	137
1.256% due 05/25/2035 ^	4,755	3,894
1.256% due 06/25/2035	190	168
1.276% due 12/25/2035	1,637	1,360
1.314% due 11/25/2035	1,613	1,378
1.364% due 09/25/2034	45	45
1.567% due 02/25/2036	715	636
1.947% due 11/25/2047 ^	5,267	3,752
2.758% due 05/25/2036	89	64
2.977% due 08/25/2035	347	283
3.194% due 11/25/2035 ^	169	135
4.291% due 06/25/2047	271	220
5.500% due 11/25/2035	168	125
5.500% due 02/25/2036 ^	117	101
5.750% due 03/25/2037 ^	217	188
5.750% due 07/25/2037 ^	31	28
5.750% due 04/25/2047 ^	200	166
6.000% due 12/25/2034	123	122
6.000% due 03/25/2036 ^	328	272
6.000% due 08/25/2036 ^	478	418
6.000% due 02/25/2037 ^	732	512
6.000% due 04/25/2037	131	114
6.000% due 05/25/2037 ^	624	473
6.000% due 08/25/2037 ^	658	521
6.250% due 11/25/2036 ^	140	123
6.500% due 12/25/2036 ^	105	75
6.500% due 08/25/2037 ^	481	306
17.721% due 07/25/2035	73	87
Countrywide Asset-Backed Certificates
1.256% due 03/25/2036	10,651	8,971
Countrywide Home Loan Mortgage Pass-Through Trust
1.056% due 04/25/2046 ^	56	45
1.096% due 03/25/2036	622	352
1.216% due 05/25/2035	125	104
1.296% due 02/25/2035	26	25
1.376% due 03/25/2035	506	422
1.396% due 03/25/2035	769	653
1.496% due 02/25/2035	583	481

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.536% due 02/25/2035		$494	$400
2.442% due 04/25/2035 ^		236	41
2.824% due 05/20/2036		105	94
2.876% due 05/20/2036 ^		253	211
2.919% due 01/25/2036 ^		196	176
2.951% due 06/25/2034		1,411	1,385
3.062% due 10/20/2035		109	95
3.064% due 02/20/2036		522	403
3.096% due 08/25/2034		12,811	12,466
3.105% due 11/25/2034		152	150
3.149% due 11/25/2037		404	351
3.221% due 08/25/2034 ^		115	105
3.309% due 02/20/2036 ^		71	62
5.500% due 07/25/2037 ^		549	444
5.750% due 12/25/2035 ^		178	160
6.000% due 02/25/2037 ^		627	556
6.000% due 03/25/2037 ^		212	189
6.000% due 07/25/2037		352	285
6.500% due 11/25/2036 ^		1,391	1,162
Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^		132	128
Credit Suisse Commercial Mortgage Trust
0.824% due 05/27/2037		100	93
Credit Suisse First Boston Mortgage Securities Corp.
1.173% due 03/25/2032		7	6
1.906% due 09/25/2034 ^		131	115
Credit Suisse Mortgage Capital Certificates
0.914% due 12/27/2035		221	215
2.757% due 04/26/2038		1,769	1,741
3.067% due 04/28/2037		528	393
3.083% due 09/27/2036		9	9
3.284% due 08/28/2036		115	113
Deutsche ALT-A Securities, Inc.
0.916% due 01/25/2047		139	115
0.946% due 08/25/2047		616	533
1.056% due 04/25/2037		519	273
Deutsche Mortgage & Asset Receiving Corp.
0.662% due 11/27/2036		500	469
Downey Savings & Loan Association Mortgage Loan Trust
1.056% due 07/19/2045 ^		42	7
Eurosail PLC
1.325% due 06/13/2045	GBP	6,471	7,294
First Horizon Alternative Mortgage Securities Trust
2.767% due 04/25/2036 ^		$290	255
3.055% due 01/25/2036 ^		523	413
First Horizon Mortgage Pass-Through Trust
2.895% due 11/25/2037 ^		117	104
6.250% due 11/25/2036		726	692
GMAC Mortgage Corp. Loan Trust
3.593% due 11/19/2035		220	204
GreenPoint Mortgage Funding Trust
0.956% due 12/25/2046 ^		349	254

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
3.602% due 10/10/2049	$5,000	$4,771
GSC Capital Corp. Mortgage Trust
0.936% due 05/25/2036 ^	233	181
GSR Mortgage Loan Trust
3.010% due 09/25/2035	503	522
3.077% due 09/25/2035	239	240
3.132% due 04/25/2035	72	72
3.135% due 04/25/2035	103	99
3.293% due 09/25/2034	153	147
3.428% due 11/25/2035	213	188
HarborView Mortgage Loan Trust
0.926% due 01/19/2038	63	55
0.986% due 01/19/2036	195	129
0.986% due 01/19/2038 ^	101	40
0.986% due 09/19/2046 ^	1	0
1.176% due 05/19/2035	4,133	3,485
1.416% due 01/19/2035	74	66
1.883% due 07/19/2045	76	70
3.072% due 12/19/2035 ^	214	167
3.341% due 12/19/2035 ^	134	118
HomeBanc Mortgage Trust
0.936% due 12/25/2036	164	147
Impac Secured Assets Trust
0.906% due 11/25/2036	1,584	1,249
0.926% due 01/25/2037	305	279
IndyMac Mortgage Loan Trust
0.936% due 07/25/2047	555	377
0.946% due 09/25/2046	196	162
1.036% due 03/25/2035	415	365
1.056% due 11/25/2035 ^	284	165
2.658% due 06/25/2037 ^	163	125
2.989% due 06/25/2036	2,120	2,012
3.000% due 08/25/2035	1,404	1,166
3.006% due 09/25/2035 ^	147	124
3.030% due 10/25/2035	1,237	1,018
3.031% due 11/25/2035 ^	228	190
3.087% due 06/25/2036	7,267	6,095
3.141% due 08/25/2036	3,602	3,447
3.321% due 06/25/2035 ^	128	112
JPMorgan Alternative Loan Trust
0.906% due 03/25/2037	39	38
1.103% due 06/27/2037	5,698	4,434
2.980% due 12/25/2036	66	62
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047	161	161
JPMorgan Mortgage Trust
2.982% due 11/25/2035	128	120
3.132% due 11/25/2035	125	119
3.147% due 01/25/2037 ^	38	34
3.178% due 07/25/2035	769	771
3.188% due 04/25/2035	44	44
3.202% due 04/25/2035	61	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.218% due 07/25/2035	$613	$610
3.280% due 09/25/2034	356	353
4.613% due 06/25/2037 ^	304	268
6.000% due 01/25/2036 ^	195	164
JPMorgan Resecuritization Trust
2.874% due 05/27/2037	5,866	5,711
3.120% due 08/27/2037	13	13
Lavender Trust
6.250% due 10/26/2036	331	265
Lehman Mortgage Trust
5.314% due 01/25/2036 ^	277	257
5.453% due 12/25/2035	308	211
6.000% due 07/25/2036 ^	120	94
Lehman XS Trust
0.956% due 08/25/2046 ^	113	88
0.986% due 04/25/2046 ^	93	85
0.996% due 11/25/2046 ^	73	22
1.026% due 02/25/2036	682	580
Luminent Mortgage Trust
0.754% due 12/25/2036	1,063	914
0.956% due 10/25/2046	339	292
MASTR Adjustable Rate Mortgages Trust
0.996% due 05/25/2037	173	107
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,371	1,358
8.000% due 07/25/2035	1,177	1,226
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029	65	64
Merrill Lynch Alternative Note Asset Trust
0.916% due 01/25/2037	166	75
0.936% due 04/25/2037	721	681
1.056% due 03/25/2037	1,130	493
6.000% due 05/25/2037 ^	246	216
Merrill Lynch Mortgage Investors Trust
1.216% due 04/25/2029	82	79
1.244% due 11/25/2029	97	94
1.416% due 09/25/2029	81	81
2.316% due 07/25/2029	89	86
2.543% due 10/25/2035	398	397
2.764% due 02/25/2036	71	70
3.026% due 11/25/2035	159	155
Morgan Stanley Dean Witter Capital, Inc. Trust
2.311% due 03/25/2033	115	105
Morgan Stanley Mortgage Loan Trust
1.036% due 11/25/2035	98	96
1.076% due 01/25/2035	68	63
2.734% due 06/25/2036	169	165
6.000% due 10/25/2037 ^	112	95
Morgan Stanley Re-REMIC Trust
1.058% due 02/26/2037	335	261
1.086% due 03/26/2037	185	128
5.500% due 10/26/2035	11,071	9,136

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/26/2047	$38	$39
Morgan Stanley Resecuritization Trust
0.894% due 01/26/2051	427	408
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	641	596
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.329% due 02/25/2036 ^	1,102	913
RBSSP Resecuritization Trust
0.842% due 02/26/2037	1,906	1,800
0.904% due 03/26/2037	3,118	3,081
2.847% due 10/26/2035	5,925	5,993
Residential Accredit Loans, Inc. Trust
0.926% due 12/25/2036	563	451
0.956% due 05/25/2047	213	179
0.966% due 06/25/2037	193	151
1.006% due 08/25/2037	591	462
1.056% due 01/25/2035	119	115
1.056% due 08/25/2035	241	191
1.156% due 10/25/2045	185	142
3.350% due 02/25/2035 ^	529	429
4.525% due 02/25/2036 ^	168	134
8.000% due 04/25/2036 ^	221	207
Residential Asset Securitization Trust
6.000% due 06/25/2036	248	178
6.000% due 11/25/2036 ^	161	110
6.000% due 03/25/2037 ^	151	102
6.250% due 11/25/2036	110	78
6.500% due 04/25/2037 ^	1,398	845
Residential Funding Mortgage Securities, Inc. Trust
3.962% due 03/25/2035 ^	1,536	1,250
6.000% due 09/25/2036 ^	347	315
Structured Adjustable Rate Mortgage Loan Trust
1.076% due 10/25/2035	2,193	1,845
1.491% due 06/25/2034	663	596
1.996% due 05/25/2035 ^	705	500
3.015% due 02/25/2036 ^	424	340
3.031% due 10/25/2034	95	96
3.086% due 10/25/2036 ^	239	177
3.100% due 06/25/2036 ^	76	70
3.139% due 09/25/2036 ^	5,832	4,228
3.228% due 12/25/2035 ^	30	30
4.210% due 07/25/2037 ^	8	7
Structured Asset Mortgage Investments Trust
0.886% due 03/25/2037	279	210
0.936% due 09/25/2047	118	106
0.946% due 06/25/2036	13,607	11,435
0.946% due 07/25/2046 ^	833	694
0.946% due 09/25/2047	1,319	1,132
0.956% due 05/25/2036	1,289	995
0.966% due 09/25/2047 ^	2,245	1,780
0.976% due 05/25/2046	1,209	655
1.016% due 05/25/2046 ^	38	25
1.302% due 12/19/2033	535	516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.436% due 03/19/2034	$556	$529
1.436% due 02/19/2035	247	237
1.765% due 02/25/2036 ^	900	828
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032	2	2
3.056% due 02/25/2034	125	125
3.368% due 08/25/2032	81	80
8.042% due 01/25/2032	4	4
Structured Asset Securities Corp. Trust
1.106% due 02/25/2035	50	48
Suntrust Adjustable Rate Mortgage Loan Trust
4.929% due 02/25/2037 ^	615	519
SunTrust Alternative Loan Trust
6.000% due 12/25/2035	903	872
Thornburg Mortgage Securities Trust
1.396% due 09/25/2043	438	424
1.496% due 09/25/2044	65	59
3.387% due 09/25/2037	155	155
Wachovia Mortgage Loan Trust LLC
3.172% due 10/20/2035	116	104
WaMu Mortgage Pass-Through Certificates Trust
1.026% due 12/25/2045	12	12
1.146% due 10/25/2044	1,607	1,560
1.166% due 11/25/2045	335	299
1.317% due 06/25/2047 ^	172	58
1.351% due 07/25/2047	1,023	885
1.396% due 01/25/2045	372	352
1.496% due 11/25/2034	330	297
1.736% due 11/25/2034	909	805
1.767% due 11/25/2042	38	35
2.098% due 11/25/2046	350	317
2.648% due 12/25/2036 ^	218	201
2.676% due 12/25/2036 ^	2,107	1,945
2.692% due 08/25/2033	551	558
2.731% due 08/25/2036 ^	196	184
Washington Mutual Mortgage Pass-Through Certificates Trust
1.206% due 05/25/2035 ^	622	466
1.267% due 04/25/2047	605	438
1.337% due 04/25/2047	885	631
4.433% due 09/25/2036 ^	188	104
Wells Fargo Alternative Loan Trust
3.139% due 07/25/2037 ^	116	99
Wells Fargo Mortgage-Backed Securities Trust
1.256% due 07/25/2037 ^	181	154
2.925% due 03/25/2035	2,041	2,044
3.003% due 03/25/2036	1,211	1,211
3.004% due 08/25/2034	211	216
3.023% due 06/25/2035	3,876	3,878
3.027% due 07/25/2036 ^	2,347	2,260
3.031% due 03/25/2036 ^	182	178
3.048% due 10/25/2036 ^	109	104
3.058% due 05/25/2035	35	35

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.072% due 01/25/2035	$620	$620
3.073% due 10/25/2036 ^	1,013	967
6.000% due 06/25/2037 ^	214	211

Total Non-Agency Mortgage-Backed Securities (Cost $246,064)		248,520

ASSET-BACKED SECURITIES 30.0%
Aames Mortgage Investment Trust
1.364% due 10/25/2035	200	179
1.784% due 06/25/2035	700	624
Accredited Mortgage Loan Trust
0.886% due 02/25/2037	2,100	2,040
1.016% due 09/25/2036	1,100	994
1.070% due 09/25/2035	200	175
ACE Securities Corp. Home Equity Loan Trust
0.866% due 12/25/2036	373	156
0.896% due 07/25/2036	342	241
0.911% due 08/25/2036	866	755
0.916% due 05/25/2036	68	66
1.056% due 02/25/2036	183	173
1.226% due 10/25/2035	1,800	1,658
1.376% due 02/25/2036 ^	186	160
1.416% due 11/25/2035	200	182
1.656% due 12/25/2034	190	176
1.731% due 06/25/2034	177	166
1.731% due 07/25/2035	100	88
Aegis Asset-Backed Securities Trust
1.186% due 12/25/2035	200	148
1.236% due 06/25/2035	200	153
1.284% due 03/25/2035	300	264
1.756% due 03/25/2035 ^	156	146
Ameriquest Mortgage Securities Trust
1.146% due 03/25/2036	400	386
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 11/25/2034	10	10
1.206% due 07/25/2035	800	745
1.206% due 01/25/2036	300	293
1.226% due 11/25/2035	200	174
1.276% due 09/25/2035	10,000	8,859
1.356% due 08/25/2035	479	477
1.866% due 03/25/2035	200	165
Amortizing Residential Collateral Trust
1.336% due 07/25/2032	73	69
1.756% due 10/25/2034	270	261
Ares Enhanced Loan Investment Strategy IR Ltd.
2.282% due 07/23/2025	9,700	9,720
Argent Securities Trust
0.906% due 09/25/2036	971	384
0.946% due 03/25/2036	388	206
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.986% due 01/25/2036	124	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
0.866% due 01/25/2037	$565	$364
0.896% due 11/25/2036	14,051	9,581
0.916% due 01/25/2037	357	231
0.976% due 01/25/2037	214	140
1.376% due 04/25/2034	503	498
1.431% due 06/25/2035	330	323
1.756% due 06/25/2037	280	212
Asset-Backed Securities Corp. Home Equity Loan Trust
1.206% due 11/25/2035	300	280
1.656% due 06/25/2035	200	176
1.956% due 06/25/2034	200	174
3.538% due 08/15/2033	44	42
Basic Asset-Backed Securities Trust
1.066% due 04/25/2036	200	186
Bayview Financial Asset Trust
1.156% due 12/25/2039	307	305
Bear Stearns Asset-Backed Securities Trust
0.866% due 04/25/2031	133	139
0.906% due 06/25/2036	259	250
0.926% due 05/25/2036 ^	278	279
0.936% due 06/25/2047	101	99
0.946% due 05/25/2037	266	259
0.956% due 12/25/2036	439	421
0.986% due 02/25/2037	11,884	7,460
1.026% due 06/25/2036	200	183
1.156% due 09/25/2046	272	237
1.186% due 12/25/2035	500	470
1.206% due 08/25/2036	400	356
1.256% due 12/25/2035	300	282
1.306% due 06/25/2036	300	272
1.456% due 11/25/2035 ^	223	197
1.716% due 04/25/2035	131	124
1.936% due 06/25/2043	1,616	1,594
2.006% due 08/25/2037	177	170
2.253% due 10/25/2036	76	55
3.012% due 07/25/2036	459	435
Carrington Mortgage Loan Trust
0.976% due 01/25/2037	1,200	738
1.016% due 02/25/2037	1,400	1,094
1.806% due 05/25/2035	300	237
Cendant Mortgage Corp.
6.000% due 07/25/2043	26	26
Cent CLO Ltd.
2.217% due 10/29/2025	9,050	9,055
CIFC Funding Ltd.
2.177% due 08/14/2024	17,189	17,196
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.686% due 05/25/2035	200	169
Citigroup Mortgage Loan Trust, Inc.
0.896% due 12/25/2036	770	704
0.926% due 05/25/2037	21,337	16,681

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.992% due 11/25/2046		$315	$271
1.016% due 01/25/2037		300	264
1.166% due 10/25/2035		1,700	1,617
1.206% due 11/25/2045		300	281
1.376% due 12/25/2035		420	403
1.476% due 09/25/2035 ^		204	200
1.491% due 09/25/2035 ^		500	444
6.351% due 05/25/2036 ^		201	125
Conseco Financial Corp.
6.810% due 12/01/2028		801	843
6.870% due 04/01/2030		361	389
7.060% due 02/01/2031		811	829
Cordatus CLO PLC
0.870% due 07/08/2027	EUR	1,200	1,263
Countrywide Asset-Backed Certificates
0.734% due 01/25/2037		$7,406	7,014
0.884% due 07/25/2036		308	297
0.896% due 06/25/2035		1,818	1,401
0.896% due 02/25/2037		35	35
0.896% due 07/25/2037 ^		5,388	4,479
0.906% due 07/25/2036		503	495
0.906% due 05/25/2037		772	733
0.916% due 01/25/2034		105	101
0.916% due 05/25/2036		845	670
0.916% due 03/25/2037		223	216
0.926% due 03/25/2037		396	371
0.926% due 05/25/2037		297	283
0.926% due 06/25/2047		366	357
0.936% due 06/25/2047		622	599
0.946% due 06/25/2047		324	314
0.976% due 09/25/2037 ^		285	235
0.976% due 09/25/2047		2,425	2,155
0.986% due 10/25/2047		564	540
0.996% due 12/25/2031 ^		661	499
1.006% due 01/25/2046		193	147
1.006% due 06/25/2047		243	185
1.034% due 03/25/2036		100	86
1.106% due 04/25/2036		100	95
1.156% due 06/25/2036		300	253
1.206% due 03/25/2047 ^		146	83
1.246% due 02/25/2036		200	178
1.276% due 12/25/2035		43	44
1.416% due 12/25/2035		300	292
1.526% due 11/25/2035		63	63
1.731% due 02/25/2034		91	86
1.806% due 08/25/2035		100	92
2.256% due 02/25/2035		300	274
Countrywide Asset-Backed Certificates Trust
0.734% due 09/25/2046		7,365	7,085
0.734% due 10/25/2046 ^		4,427	4,352
0.886% due 04/25/2046		7,485	6,037
0.896% due 02/25/2037		12,489	10,678
0.906% due 03/25/2047		238	224
1.044% due 05/25/2036		600	542
1.114% due 02/25/2036		200	179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.204% due 08/25/2035	$180	$178
1.476% due 07/25/2034	214	203
1.556% due 08/25/2047	1,011	973
1.656% due 10/25/2034	105	100
1.679% due 07/25/2035	400	371
1.934% due 04/25/2035	200	194
Credit-Based Asset Servicing and Securitization LLC
0.712% due 07/25/2037	17	10
0.976% due 07/25/2037	357	224
1.326% due 07/25/2036	300	285
1.701% due 04/25/2036	80	70
3.765% due 07/25/2035 ^	28	28
Delta Funding Home Equity Loan Trust
1.178% due 08/15/2030	66	59
EMC Mortgage Loan Trust
1.324% due 05/25/2040	13	12
First Franklin Mortgage Loan Trust
0.896% due 12/25/2036	359	219
0.906% due 07/25/2036	109	105
0.916% due 04/25/2036	321	283
0.996% due 04/25/2036	400	268
0.996% due 08/25/2036	374	263
1.116% due 10/25/2035	180	172
1.116% due 11/25/2035	200	166
1.246% due 09/25/2035	181	179
1.266% due 09/25/2035	79	79
1.431% due 06/25/2036	260	253
1.566% due 04/25/2035	660	634
1.626% due 09/25/2034	460	443
1.701% due 03/25/2035	100	87
1.956% due 01/25/2035	122	105
2.181% due 10/25/2034	948	831
First NLC Trust
0.826% due 08/25/2037	68	38
1.216% due 05/25/2035	1,098	953
First Plus Home Loan Owners Trust
7.320% due 11/10/2023 ^	6	5
Flatiron CLO Ltd.
2.253% due 10/25/2024	11,500	11,501
Fremont Home Loan Trust
0.906% due 01/25/2037	307	164
0.916% due 08/25/2036	242	102
0.926% due 02/25/2036	74	64
0.926% due 02/25/2037	1,060	592
1.026% due 02/25/2036	300	205
1.026% due 04/25/2036	3,000	1,765
1.246% due 07/25/2035	100	91
1.546% due 12/25/2029	13	11
GE-WMC Asset-Backed Pass-Through Certificates
1.006% due 12/25/2035	3,287	3,152
GSAA Home Equity Trust
0.876% due 04/25/2047	350	304
GSAMP Trust
0.846% due 01/25/2037	3,556	2,166

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.876% due 12/25/2036	$1,154	$629
0.906% due 06/25/2036	365	349
0.906% due 09/25/2036	400	185
0.906% due 12/25/2046	753	463
0.916% due 05/25/2046	51	48
0.956% due 11/25/2036	222	130
0.986% due 12/25/2046	226	140
0.996% due 12/25/2035	156	149
0.996% due 06/25/2036	346	221
1.026% due 04/25/2036	400	242
2.406% due 10/25/2034	91	86
Home Equity Asset Trust
1.851% due 05/25/2035	200	181
Home Equity Loan Trust
0.986% due 04/25/2037	800	596
1.096% due 04/25/2037	500	300
HSI Asset Securitization Corp. Trust
0.000% due 03/25/2036 (a)(c)	72	72
0.866% due 12/25/2036	275	115
0.926% due 12/25/2036	1,252	527
0.976% due 12/25/2036	835	355
1.146% due 11/25/2035	300	223
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.896% due 11/25/2036	574	467
0.916% due 11/25/2036	481	359
1.076% due 04/25/2037	434	336
IXIS Real Estate Capital Trust
1.386% due 02/25/2036	500	458
JPMorgan Mortgage Acquisition Corp.
0.936% due 02/25/2036	313	310
0.986% due 05/25/2035	362	355
JPMorgan Mortgage Acquisition Trust
0.754% due 04/25/2036	65	64
0.854% due 04/25/2036	300	270
0.854% due 07/25/2036	200	156
0.916% due 01/25/2036	197	186
0.916% due 05/25/2036	364	359
0.916% due 06/25/2036	198	188
0.916% due 01/25/2037	572	563
0.926% due 04/25/2036	619	600
1.016% due 03/25/2037	300	253
1.016% due 05/25/2037	300	251
1.026% due 05/25/2036	700	610
1.036% due 01/25/2037	200	154
6.337% due 08/25/2036 ^	166	116
Lehman ABS Mortgage Loan Trust
0.846% due 06/25/2037	298	185
0.956% due 06/25/2037	240	152
Lehman XS Trust
0.906% due 04/25/2037 ^	773	609
0.926% due 02/25/2037 ^	1,970	1,156
Lendmark Funding Trust
3.260% due 04/21/2025	2,600	2,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
1.136% due 08/25/2045	$196	$184
1.401% due 11/25/2035	600	523
1.424% due 07/25/2031	279	271
1.806% due 06/25/2035	500	392
2.031% due 02/25/2035	12,750	11,031
2.181% due 03/25/2032	335	326
MASTR Asset-Backed Securities Trust
0.866% due 08/25/2036	215	110
0.906% due 08/25/2036	354	183
0.936% due 02/25/2036	474	256
0.996% due 06/25/2036	205	110
0.996% due 08/25/2036	213	112
1.056% due 01/25/2036	252	248
1.136% due 01/25/2036	300	254
1.256% due 10/25/2035 ^	375	298
1.506% due 12/25/2034 ^	85	83
Meritage Mortgage Loan Trust
1.506% due 11/25/2035	237	233
Merrill Lynch Mortgage Investors Trust
0.996% due 08/25/2037	1,156	758
1.066% due 08/25/2036	300	293
1.206% due 02/25/2047	1,421	868
1.236% due 05/25/2036	373	347
MESA Trust
1.556% due 12/25/2031	738	692
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	828	904
Morgan Stanley ABS Capital, Inc. Trust
0.826% due 10/25/2036	109	62
0.896% due 10/25/2036	163	93
0.896% due 11/25/2036	300	188
0.906% due 06/25/2036	492	365
0.906% due 09/25/2036	437	218
0.906% due 10/25/2036	261	163
0.906% due 11/25/2036	1,596	964
0.936% due 03/25/2037	479	254
0.956% due 02/25/2037	165	100
0.976% due 11/25/2036	375	238
1.006% due 03/25/2037	479	256
1.066% due 12/25/2035	460	420
1.656% due 05/25/2034	139	131
1.686% due 03/25/2035	300	297
1.746% due 06/25/2035	400	374
1.806% due 04/25/2035	200	148
2.006% due 07/25/2037	400	280
2.406% due 03/25/2034	1,097	1,034
Morgan Stanley Capital, Inc. Trust
1.046% due 01/25/2036	1,666	1,568
Morgan Stanley Dean Witter Capital, Inc. Trust
2.106% due 02/25/2033	967	934
Morgan Stanley Home Equity Loan Trust
0.916% due 04/25/2036	149	109
0.926% due 04/25/2037	746	468

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.986% due 04/25/2037	$249	$157
Morgan Stanley Mortgage Loan Trust
0.986% due 02/25/2037	192	100
1.116% due 04/25/2037	339	167
2.543% due 11/25/2036 ^	306	147
5.965% due 09/25/2046 ^	456	261
New Century Home Equity Loan Trust
1.006% due 12/25/2035	147	146
1.431% due 06/25/2035	1,000	984
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.166% due 02/25/2036	200	197
6.032% due 10/25/2036 ^	191	88
NovaStar Mortgage Funding Trust
0.906% due 06/25/2036	164	110
1.126% due 01/25/2036	26	26
1.226% due 01/25/2036	7,500	6,699
OHA Loan Funding Ltd.
2.190% due 08/23/2024	5,500	5,503
OneMain Direct Auto Receivables Trust
2.040% due 01/15/2021	4,270	4,278
Option One Mortgage Loan Trust
0.896% due 01/25/2037	83	49
0.926% due 05/25/2037	212	128
0.976% due 01/25/2037	333	196
1.086% due 04/25/2037	154	99
1.116% due 01/25/2036	300	207
1.266% due 08/25/2035	400	321
Option One Mortgage Loan Trust Asset-Backed Certificates
1.196% due 11/25/2035	400	394
1.216% due 11/25/2035	3,100	2,525
Ownit Mortgage Loan Trust
1.356% due 10/25/2036 ^	299	257
Palmer Square CLO Ltd.
2.280% due 10/17/2025	14,100	14,075
Park Place Securities, Inc.
1.246% due 09/25/2035	200	167
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.246% due 08/25/2035	200	174
1.246% due 09/25/2035	500	432
1.286% due 07/25/2035	400	376
1.306% due 07/25/2035	950	778
1.596% due 01/25/2036	100	99
1.701% due 02/25/2035	37	37
1.701% due 06/25/2035	200	181
1.806% due 10/25/2034	500	444
1.881% due 03/25/2035	400	360
2.001% due 01/25/2036	300	278
2.556% due 12/25/2034	676	607
People’s Choice Home Loan Securities Trust
1.304% due 05/25/2035 ^	200	195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
People’s Financial Realty Mortgage Securities Trust
0.896% due 09/25/2036	$446	$188
Popular ABS Mortgage Pass-Through Trust
1.016% due 11/25/2046	200	180
1.146% due 02/25/2036	400	349
RAAC Trust
0.934% due 11/25/2046	715	621
1.056% due 06/25/2044	96	80
1.156% due 09/25/2045	4,100	3,518
1.156% due 06/25/2047	116	112
1.385% due 10/25/2045	250	234
2.256% due 09/25/2047	600	506
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	560	329
7.238% due 09/25/2037 ^	271	164
Residential Asset Mortgage Products Trust
0.804% due 10/25/2034	66	62
0.916% due 12/25/2036	159	155
0.916% due 02/25/2037	382	367
1.036% due 09/25/2036	280	247
1.056% due 05/25/2036 ^	1,614	1,305
1.076% due 01/25/2036	1,000	840
1.186% due 11/25/2035	250	243
1.196% due 10/25/2035	200	193
1.216% due 10/25/2035	100	88
1.236% due 09/25/2035	300	294
1.484% due 08/25/2034	206	199
5.555% due 07/25/2034 ^	1,492	1,417
5.609% due 01/25/2034	1,634	1,702
Residential Asset Securities Corp. Trust
0.886% due 11/25/2036	751	624
0.916% due 11/25/2036 ^	668	618
0.926% due 11/25/2036	952	844
0.996% due 09/25/2036	900	831
1.006% due 04/25/2037	328	314
1.026% due 05/25/2037	255	237
1.036% due 06/25/2036	1,000	861
1.086% due 12/25/2035	285	212
1.096% due 04/25/2037	1,600	1,234
1.136% due 02/25/2036	400	374
1.166% due 01/25/2036	200	185
1.176% due 10/25/2035	300	283
1.176% due 12/25/2035	400	371
1.196% due 11/25/2035	300	283
1.216% due 11/25/2035	300	246
1.349% due 03/25/2034	90	85
1.401% due 03/25/2035	1,337	1,313
1.596% due 12/25/2034	45	44
Salomon Mortgage Loan Trust
1.484% due 11/25/2033	246	242
Saxon Asset Securities Trust
1.926% due 07/25/2031	25	25
Securitized Asset-Backed Receivables LLC Trust
0.846% due 07/25/2036	278	136

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.896% due 05/25/2036	$594	$354
0.916% due 07/25/2036	271	135
0.996% due 07/25/2036	233	118
1.006% due 05/25/2036	1,318	803
1.026% due 03/25/2036	273	217
1.416% due 08/25/2035	385	253
1.431% due 01/25/2035	133	124
1.716% due 01/25/2036 ^	152	100
3.404% due 01/25/2036 ^	75	56
SG Mortgage Securities Trust
0.916% due 07/25/2036	33,498	12,651
1.206% due 10/25/2035	1,000	863
SLM Student Loan Trust
2.382% due 04/25/2023	7,976	7,994
Soundview Home Loan Trust
0.836% due 06/25/2037	70	47
0.866% due 02/25/2037	347	134
0.916% due 11/25/2036	540	501
0.936% due 02/25/2037	486	191
0.936% due 07/25/2037	2,825	1,984
1.106% due 03/25/2036	400	337
1.581% due 06/25/2035	233	216
1.706% due 10/25/2037	480	350
South Carolina Student Loan Corp.
1.931% due 09/03/2024	600	595
Specialty Underwriting & Residential Finance Trust
0.906% due 09/25/2037	154	93
0.906% due 11/25/2037	1,063	671
1.026% due 04/25/2037	262	150
1.731% due 12/25/2035	498	453
SpringCastle America Funding LLC
3.050% due 04/25/2029	15,531	15,628
Structured Asset Investment Loan Trust
0.906% due 09/25/2036	380	334
0.946% due 03/25/2036	746	675
1.056% due 01/25/2036	313	268
1.656% due 05/25/2035	600	522
1.881% due 07/25/2033	96	92
2.031% due 12/25/2034	1,138	805
Structured Asset Securities Corp. Mortgage Loan Trust
0.891% due 07/25/2036	13,316	12,518
0.896% due 09/25/2036	427	420
0.906% due 09/25/2036	188	165
0.916% due 03/25/2036	99	97
0.926% due 12/25/2036	273	242
0.966% due 02/25/2037	974	834
0.986% due 01/25/2037	3,072	2,022
1.006% due 09/25/2036	200	171
1.126% due 04/25/2036	600	543
1.656% due 08/25/2037	361	347
1.756% due 08/25/2037	1,035	1,004
Structured Asset Securities Corp. Trust
1.216% due 09/25/2035	700	522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THL Credit Wind River CLO Ltd.
2.330% due 01/15/2026	$10,500	$10,518
VOLT LLC
3.500% due 07/25/2046	12,380	12,367
WaMu Asset-Backed Certificates Trust
0.981% due 05/25/2047	13,775	11,121
Wells Fargo Home Equity Asset-Backed Securities Trust
1.086% due 05/25/2036	300	252
1.386% due 03/25/2035	1,000	958
1.386% due 11/25/2035	200	191
1.806% due 02/25/2035	200	187

Total Asset-Backed Securities (Cost $393,069)		397,781

SOVEREIGN ISSUES 0.6%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,000	7,350

Total Sovereign Issues (Cost $6,953)		7,350

SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS (g) 1.8%
		24,145

SHORT-TERM NOTES 0.8%
Federal Home Loan Bank
0.497% due 01/05/2017 (c)(d)	10,400	10,400

U.S. TREASURY BILLS 1.9%
0.441% due 01/12/2017 - 02/23/2017 (b)(c)(j)(l)	25,132	25,123

Total Short-Term Instruments (Cost $59,667)		59,668

Total Investments in Securities (Cost $2,452,962)		2,469,333

Total Investments 186.4% (Cost $2,452,962)		$2,469,333

Financial Derivative Instruments (i)(k) 0.2% (Cost or Premiums, net $15)		2,377

Other Assets and Liabilities, net (86.6)%		(1,147,086)

Net Assets 100.0%		$1,324,624

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	12.000%	08/08/2019	08/07/2014	$16,639	$16,651	1.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.400%	12/30/2016	01/03/2017	$22,100	U.S. Treasury Bonds 2.875% due 05/15/2043	$(23,087)	$22,100	$22,101
JPS	0.610	12/30/2016	01/03/2017	400	Ginnie Mae 3.000% due 04/20/2046	(421)	400	400
SSB	0.010	12/30/2016	01/03/2017	1,645	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(1,681)	1,645	1,645

Total Repurchase Agreements						$(25,189)	$24,145	$24,146

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOM	0.870%	11/07/2016	01/09/2017	$	(42,693)	$(42,752)
BOS	1.000	11/04/2016	01/04/2017		(7,486)	(7,498)
	1.070	11/18/2016	01/18/2017		(12,211)	(12,227)
BSN	0.810	11/10/2016	01/03/2017		(27,389)	(27,422)
	0.820	11/10/2016	01/05/2017		(14,831)	(14,850)
GRE	1.150	11/28/2016	01/04/2017		(78,759)	(78,850)

Total Reverse Repurchase Agreements						$(183,599)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	1.110%	11/21/2016	01/20/2017	$(8,333)	$(8,344)

Total Sale-Buyback Transactions					$(8,344)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(375,074) at a weighted average interest rate of 0.590%.
(4)	Payable for sale-buyback transactions includes $(4) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $190,262 and cash of $1,347 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(42,752)	$0	$(42,752)	$42,757	$5
BOS	22,101	(19,725)	0	2,376	(3,483)	(1,107)
BSN	0	(42,272)	0	(42,272)	42,278	6
GRE	0	(78,850)	0	(78,850)	78,488	(362)
JPS	400	0	0	400	(421)	(21)
RYL	0	0	0	0	304	304
SSB	1,645	0	0	1,645	(1,681)	(36)

Master Securities Forward Transaction Agreement
GSC	0	0	(8,344)	(8,344)	8,178	(166)

Total Borrowings and Other Financing Transactions	$24,146	$(183,599)	$(8,344)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(183,599)	$0	$0	$(183,599)

Total	$0	$(183,599)	$0	$0	$(183,599)

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(8,344)	$0	$0	$(8,344)

Total	$0	$(8,344)	$0	$0	$(8,344)

Total Borrowings	$0	$(191,943)	$0	$0	$(191,943)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(191,943)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2023	$	79,000	$2,209	$922	$0	$(159)
Receive*	3-Month USD-LIBOR	1.500	06/21/2027		127,100	10,623	(1,512)	0	(439)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		23,000	1,897	633	0	(193)

						$14,729	$43	$0	$(791)

Total Swap Agreements						$14,729	$43	$0	$(791)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(j)	Securities with an aggregate market value of $10,648 and cash of $694 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(791)	$(791)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2017		GBP	21,072	$		26,350	$378	$0
BRC	02/2017		CNH	187,150			27,493	1,010	0
CBK	02/2017	$		26,464		AUD	34,338	0	(1,709)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	01/2017		BRL	73,984	$		22,701	$0	$(31)
	01/2017	$		22,138		BRL	73,984	593	0
GLM	01/2017			23,908		SGD	34,630	3	0
	02/2017		EUR	1,200	$		1,263	0	(3)
	02/2017	$		1,024		CAD	1,385	8	0
	02/2017			8,695		EUR	8,152	0	(97)
	02/2017			30,085		MXN	613,290	0	(662)
	03/2017		SGD	34,631	$		23,901	0	(3)
HUS	01/2017			34,631			24,834	923	0
IND	01/2017	$		25,799		GBP	21,072	173	0
	02/2017		GBP	21,072	$		25,816	0	(174)
JPM	02/2017		ILS	1,840			486	8	0
	02/2017	$		27,415		CNH	187,244	0	(918)
	02/2017			17,029		RUB	1,051,115	0	(50)
MSB	01/2017			22,519		MYR	99,534	0	(342)
	03/2017		MYR	99,534	$		22,478	342	0
SCX	01/2017		BRL	73,984			21,941	0	(791)
	01/2017		MYR	99,534			23,720	1,543	0
	01/2017	$		22,701		BRL	73,984	31	0
	02/2017		MXN	1,521	$		80	7	0
	02/2017	$		21,757		BRL	73,984	788	0
UAG	01/2017		KRW	25,119,481	$		22,160	1,362	0
	01/2017	$		21,061		KRW	25,119,481	0	(263)
	03/2017		KRW	25,119,481	$		21,073	273	0

Total Forward Foreign Currency Contracts								$7,442	$(5,043)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2047	$71.000	01/11/2017	$185,000	$7	$0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2047	73.000	01/11/2017	45,000	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2047	75.000	01/11/2017	150,000	6	0

					$15	$0

Total Purchased Options					$15	$0

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	316,963	$	167,600	$	(65,600)	$	(191,163)	$	(227,800)	$	0
Notional Amount in EUR	EUR	0	EUR	327,400	EUR	(92,100)	EUR	(195,900)	EUR	(39,400)	EUR	0
Premiums	$	(1,311)	$	(1,102)	$	367	$	1,581	$	465	$	0

As of December 31, 2016 there were no open written options.

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GST	California State General Obligation Bonds, Series 2003	1.600%	12/20/2018	0.576%	$	25,000	$0	$511	$511	$0
	California State General Obligation Bonds, Series 2003	1.750	12/20/2018	0.576		11,000	0	258	258	0

							$0	$769	$769	$0

Total Swap Agreements							$0	$769	$769	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(l)	Securities with an aggregate market value of $3,447 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BPS	$378	$0	$0	$378	$0	$0	$0	$0	$378	$(570)	$(192)
BRC	1,010	0	0	1,010	0	0	0	0	1,010	(850)	160
CBK	0	0	0	0	(1,709)	0	0	(1,709)	(1,709)	1,879	170
DUB	593	0	0	593	(31)	0	0	(31)	562	(1,460)	(898)
GLM	11	0	0	11	(765)	0	0	(765)	(754)	896	142
GST	0	0	769	769	0	0	0	0	769	(910)	(141)
HUS	923	0	0	923	0	0	0	0	923	(840)	83
IND	173	0	0	173	(174)	0	0	(174)	(1)	0	(1)
JPM	8	0	0	8	(968)	0	0	(968)	(960)	672	(288)
MSB	342	0	0	342	(342)	0	0	(342)	0	0	0
SCX	2,369	0	0	2,369	(791)	0	0	(791)	1,578	(1,550)	28
UAG	1,635	0	0	1,635	(263)	0	0	(263)	1,372	(1,400)	(28)

Total Over the Counter	$7,442	$0	$769	$8,211	$(5,043)	$0	$0	$(5,043)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,442	$0	$7,442
Swap Agreements	0	769	0	0	0	769

	$0	$769	$0	$7,442	$0	$8,211

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$791	$791

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,043	$0	$5,043

	$0	$0	$0	$5,043	$791	$5,834

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	0	0	9,389	9,389
Swap Agreements	0	4,780	0	0	(60,712)	(55,932)

	$0	$4,780	$0	$0	$(51,334)	$(46,554)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$754	$0	$754
Purchased Options	0	0	0	0	(155)	(155)
Written Options	0	1,063	0	866	0	1,929
Swap Agreements	0	969	0	0	210	1,179

	$0	$2,032	$0	$1,620	$55	$3,707

	$0	$6,812	$0	$1,620	$(51,279)	$(42,847)

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	5,540	5,540
Swap Agreements	0	164	0	0	12,523	12,687

	$0	$164	$0	$0	$18,062	$18,226

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,078	$0	$3,078
Purchased Options	0	0	0	(709)	(2)	(711)
Written Options	0	(245)	0	29	0	(216)
Swap Agreements	0	(463)	0	0	(245)	(708)

	$0	$(708)	$0	$2,398	$(247)	$1,443

	$0	$(544)	$0	$2,398	$17,815	$19,669

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$2,197	$2,197
Corporate Bonds & Notes
Banking & Finance	0	246,985	16,651	263,636
Industrials	0	76,226	0	76,226
Utilities	0	46,327	0	46,327
Municipal Bonds & Notes
California	0	80,434	0	80,434
Illinois	0	15,614	0	15,614
Michigan	0	1,491	0	1,491
New Jersey	0	1,373	0	1,373
New York	0	4,275	0	4,275
Ohio	0	22,286	0	22,286
Pennsylvania	0	9,597	0	9,597
Tennessee	0	126	0	126
Virginia	0	15,266	0	15,266
Washington	0	8,547	0	8,547
West Virginia	0	26,596	0	26,596
U.S. Government Agencies	0	959,703	0	959,703
U.S. Treasury Obligations	0	222,320	0	222,320
Non-Agency Mortgage-Backed Securities	0	248,520	0	248,520
Asset-Backed Securities	0	397,776	5	397,781
Sovereign Issues	0	7,350	0	7,350
Short-Term Instruments
Repurchase Agreements	0	24,145	0	24,145
Short-Term Notes	0	10,400	0	10,400
U.S. Treasury Bills	0	25,123	0	25,123

Total Investments	$0	$2,450,480	$18,853	$2,469,333

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$8,211	$0	$8,211

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(791)	0	(791)
Over the counter	0	(5,043)	0	(5,043)
	$0	$(5,834)	$0	$(5,834)
Total Financial Derivative Instruments	$0	$2,377	$0	$2,377

Totals	$0	$2,452,857	$18,853	$2,471,710

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2016:

Category and Subcategory	Beginning Balance at 12/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2016(1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,302	$(104)	$0	$0	$(1)	$0	$0	$2,197	$(1)
Corporate Bonds & Notes
Banking & Finance	96,105	4,800	(17,757)	16	130	3,413	0	(70,056)	16,651	2,490
Non-Agency Mortgage-Backed Securities	2,064	0	(2,097)	2	18	13	0	0	0	0
Asset-Backed Securities	0	0	0	0	0	5	0	0	5	5

Totals	$98,169	$7,102	$(19,958)	$18	$148	$3,430	$0	$(70,056)	$18,853	$2,494

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,197	Proxy Pricing	Base Price	100.250
Corporate Bonds & Notes
Banking & Finance	16,651	Reference Instrument	Spread Movement	63.962 bps
Asset-Backed Securities	5	Proxy Pricing	Base Price	79.000

Total	$18,853

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.0%

CORPORATE BONDS & NOTES 5.8%

BANKING & FINANCE 4.2%
Ally Financial, Inc.
3.500% due 01/27/2019		$300	$302
American International Group, Inc.
5.850% due 01/16/2018		200	208
Bank of America N.A.
1.750% due 06/05/2018		1,800	1,800
Deutsche Bank AG
4.250% due 10/14/2021		1,500	1,506
Goldman Sachs Group, Inc.
2.163% due 09/15/2020		1,400	1,414
ING Bank NV
2.625% due 12/05/2022		400	398
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	600	86
Nykredit Realkredit A/S
2.500% due 10/01/2047		2,000	286
Realkredit Danmark A/S
2.500% due 10/01/2047		1,400	200
Santander Holdings USA, Inc.
2.380% due 11/24/2017		$100	101

			6,301

INDUSTRIALS 1.0%
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017		1,600	1,601

UTILITIES 0.6%
Petrobras Global Finance BV
4.375% due 05/20/2023		1,000	876

Total Corporate Bonds & Notes (Cost $8,750)			8,778

U.S. GOVERNMENT AGENCIES 9.4%
Fannie Mae
1.201% due 02/25/2037		80	80
1.741% due 10/01/2044		6	7
Fannie Mae, TBA
3.000% due 02/01/2047		8,000	7,930
3.500% due 02/01/2047		4,000	4,091
Freddie Mac
2.717% due 07/01/2036		85	89
2.737% due 09/01/2036		88	93
NCUA Guaranteed Notes
1.022% due 11/06/2017		1,824	1,825

Total U.S. Government Agencies (Cost $13,996)			14,115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 90.4%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (f)		$24,601	$24,831
0.125% due 04/15/2020		12,386	12,518
0.125% due 04/15/2021		2,733	2,750
0.125% due 01/15/2022		2,638	2,644
0.125% due 01/15/2023		7,645	7,593
0.125% due 07/15/2024		4,591	4,514
0.125% due 07/15/2026 (j)		141	137
0.250% due 01/15/2025		2,888	2,842
0.375% due 07/15/2023 (j)		187	189
0.375% due 07/15/2025 (j)		540	538
0.625% due 01/15/2024		3,854	3,924
0.625% due 02/15/2043 (j)		526	482
0.750% due 02/15/2042		2,610	2,475
1.000% due 02/15/2046 (j)		6,621	6,653
1.250% due 07/15/2020		1,108	1,171
1.375% due 07/15/2018 (j)		392	407
1.375% due 02/15/2044 (j)		10,496	11,469
1.750% due 01/15/2028 (f)		19,776	22,098
1.875% due 07/15/2019		1,925	2,050
2.125% due 02/15/2040 (j)		268	333
2.125% due 02/15/2041		1,545	1,926
2.375% due 01/15/2025		1,821	2,092
2.500% due 01/15/2029 (f)		11,956	14,435
3.625% due 04/15/2028		5,395	7,100
U.S. Treasury Notes
1.625% due 02/15/2026 (j)		40	38
2.000% due 11/15/2026		400	384
2.125% due 12/31/2021 (j)		30	30

Total U.S. Treasury Obligations (Cost $136,408)			135,623

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%
Countrywide Alternative Loan Trust
0.934% due 12/20/2046 ^		1,446	1,053
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	198	158
GSR Mortgage Loan Trust
3.010% due 09/25/2035		$50	52
IndyMac Mortgage Loan Trust
1.596% due 05/25/2034		1,759	1,601
Marche Mutui SRL
0.108% due 02/25/2055	EUR	43	45
1.938% due 01/27/2064		119	126
Morgan Stanley Capital Trust
5.809% due 12/12/2049		$359	364
Residential Accredit Loans, Inc. Trust
0.936% due 06/25/2046		286	124
Swan Trust
2.940% due 04/25/2041	AUD	325	236

Total Non-Agency Mortgage-Backed Securities (Cost $3,752)			3,759

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.3%
Citigroup Mortgage Loan Trust, Inc.
0.836% due 01/25/2037		$249	$158
Dryden Senior Loan Fund
2.054% due 01/15/2025		800	800
First Franklin Mortgage Loan Trust
1.581% due 01/25/2035		51	51
Fraser Sullivan CLO Ltd.
1.956% due 04/20/2023		385	385
Highlander Euro CDO BV
0.000% due 05/01/2023	EUR	960	1,009
Massachusetts Educational Financing Authority
1.832% due 04/25/2038		$91	90
RAAC Trust
1.096% due 08/25/2036		100	95
Saxon Asset Securities Trust
1.304% due 05/25/2035		42	32
Structured Asset Securities Corp. Mortgage Loan Trust
1.756% due 08/25/2037		78	75
Venture CLO Ltd.
2.080% due 07/20/2022		800	800

Total Asset-Backed Securities (Cost $3,544)			3,495

SOVEREIGN ISSUES 17.5%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (b)	BRL	53,490	15,107
Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	28,307	4,315
France Government International Bond
0.250% due 07/25/2018 (d)	EUR	105	114
Mexico Government International Bond
6.090% due 06/29/2017	MXN	1,200	58
7.750% due 05/29/2031		24,123	1,163
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	520	366
2.500% due 09/20/2035 (d)		406	288
3.000% due 09/20/2030 (d)		1,236	952
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	371	540
0.125% due 03/22/2026 (d)		1,169	1,741
0.125% due 03/22/2046 (d)		586	1,175
0.125% due 03/22/2058 (d)		62	155
0.125% due 03/22/2068 (d)		117	357

Total Sovereign Issues (Cost $27,567)			26,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.1%

CERTIFICATES OF DEPOSIT 0.6%
Barclays Bank PLC
1.751% due 09/08/2017		$900	$902

REPURCHASE AGREEMENTS (e) 4.5%
			6,745

SHORT-TERM NOTES 6.1%
Federal Home Loan Bank
0.426% due 01/03/2017 (b)(c)		900	900
0.477% due 02/28/2017 (b)(c)		3,400	3,397
0.492% due 02/13/2017 (b)(c)		300	300
0.497% due 01/05/2017 - 01/17/2017 (b)(c)		4,400	4,400
0.503% due 02/23/2017 (b)(c)		200	200

			9,197

JAPAN TREASURY BILLS 3.0%
(0.312)% due 01/10/2017 - 02/06/2017 (a)(b)	JPY	520,000	4,450

MEXICO TREASURY BILLS 0.1%
5.789% due 02/02/2017 (b)(c)	MXN	1,800	86

U.S. TREASURY BILLS 1.8%
0.471% due 02/02/2017 - 03/09/2017 (a)(b)(f)(h)(j)		$2,675	2,673

Total Short-Term Instruments (Cost $24,583)			24,053

Total Investments in Securities (Cost $218,600)			216,154

Total Investments 144.0% (Cost $218,600)			$216,154

Financial Derivative Instruments (g)(i) (0.4)% (Cost or Premiums, net $(243))			(583)

Other Assets and Liabilities, net (43.6)%			(65,459)

Net Assets 100.0%			$150,112

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.610%	12/30/2016	01/03/2017	$5,600	Ginnie Mae 3.000% due 04/20/2046	$(5,896)	$5,600	$5,600
SSB	0.010	12/30/2016	01/03/2017	1,145	U.S. Treasury Notes 3.500% due 02/15/2018(2)	(1,171)	1,145	1,145

Total Repurchase Agreements						$(7,067)	$6,745	$6,745

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
TDM	0.820%	10/14/2016	01/13/2017	$(32,733)	$(32,794)
	0.830	10/18/2016	01/13/2017	(10,831)	(10,850)
	1.000	11/09/2016	01/09/2017	(14,625)	(14,647)

Total Sale-Buyback Transactions					$(58,291)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(94,395) at a weighted average interest rate of 0.614%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(4)	Payable for sale-buyback transactions includes $(12) of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(f)	Securities with an aggregate market value of $58,437 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
JPS	$5,600	$0	$0	$5,600	$(5,896)	$(296)
SSB	1,145	0	0	1,145	(1,171)	(26)

Master Securities Forward Transaction Agreement
TDM	0	0	(58,291)	(58,291)	58,437	146

Total Borrowings and Other Financing Transactions	$6,745	$0	$(58,291)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(58,291)	$0	$0	$(58,291)

Total Borrowings	$0	$(58,291)	$0	$0	$(58,291)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(58,291)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note April Futures	$110.500	03/24/2017	50	$0	$0
Put - CBOT U.S. Treasury 5-Year Note April Futures	93.000	03/24/2017	54	0	0
Put - CBOT U.S. Treasury 5-Year Note April Futures	95.000	03/24/2017	92	1	0
Put - CBOT U.S. Treasury 10-Year Note April Futures	103.000	03/24/2017	62	1	1

				$2	$1

Total Purchased Options				$2	$1

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$122.500	01/27/2017	17	$(8)	$(3)

Total Written Options				$(8)	$(3)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	Short	03/2017	7	$(17)	$2	$(4)
Euro-Bund 10-Year Bond March Futures	Short	03/2017	12	(31)	6	(7)
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2017	12	(19)	6	(6)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	99	1	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	99	(5)	0	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	50	13	0	(3)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	146	28	24	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	243	26	83	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	13	15	0	(10)
United Kingdom Long Gilt March Futures	Short	03/2017	14	(36)	1	(14)

Total Futures Contracts				$(25)	$122	$(44)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)		Market Value(3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$	1,600	$(102)	$(42)	$0	$(2)
CDX.IG-27 5-Year Index	1.000	12/20/2021		1,600	(25)	(1)	0	0

					$(127)	$(43)	$0	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	06/15/2018	$	3,800	$(3)	$(19)	$0	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		4,200	(27)	76	0	(3)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		1,400	31	11	0	(2)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		7,200	70	20	11	0
Pay*	3-Month USD-LIBOR	2.500	12/19/2023		9,400	7	83	18	0
Receive*	3-Month USD-LIBOR	2.500	02/22/2026		13,890	142	186	0	(32)
Receive*	3-Month USD-LIBOR	2.400	03/16/2026		8,600	127	127	0	(20)
Receive*	3-Month USD-LIBOR	2.300	04/21/2026		5,000	97	118	0	(12)
Receive*	3-Month USD-LIBOR	2.300	04/27/2026		5,900	115	138	0	(14)
Receive*	3-Month USD-LIBOR	1.850	07/27/2026		1,600	64	66	0	(4)
Receive*	3-Month USD-LIBOR	2.000	07/27/2026		4,400	147	160	0	(10)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		3,860	204	318	0	(13)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		4,570	377	197	0	(38)
Receive*	3-Month USD-LIBOR	2.750	12/19/2048		2,100	(5)	(58)	0	(20)
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027	GBP	4,310	258	20	0	(32)
Receive*	6-Month GBP-LIBOR	1.500	03/15/2047		740	(16)	(63)	0	(12)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047		1,670	(166)	(142)	0	(29)
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	2,200	(8)	(2)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		5,600	(6)	(6)	1	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		3,300	(2)	(2)	1	0
Pay	28-Day MXN-TIIE	8.035	12/17/2026		13,900	6	6	5	0
Pay	28-Day MXN-TIIE	8.300	12/11/2031		3,500	2	2	2	0
Receive	CPTFEMU	0.580	10/15/2017	EUR	1,500	0	5	0	0
Pay	CPTFEMU	0.830	05/15/2018		3,300	(35)	(21)	0	0
Receive	CPTFEMU	0.625	09/15/2018		1,300	5	9	0	0
Receive	CPTFEMU	0.650	10/15/2018		500	2	4	0	0
Receive	CPTFEMU	0.883	11/15/2018		900	6	6	0	0
Receive	CPTFEMU	0.806	04/15/2021		2,600	59	45	2	0
Receive	CPTFEMU	0.875	05/15/2021		2,500	53	37	2	0
Pay	CPTFEMU	1.165	12/15/2021		320	1	1	0	0
Receive	CPTFEMU	1.385	12/15/2026		2,600	(25)	(21)	0	(4)
Receive	CPURNSA	2.027	11/23/2020	$	1,400	9	9	0	0
Receive	CPURNSA	2.021	11/25/2020		1,300	8	8	0	0
Pay	CPURNSA	1.800	09/12/2026		1,900	(90)	(71)	0	(4)
Receive	FRCPXTOB	0.890	11/15/2018	EUR	700	6	6	1	0
Pay	UKRPI	3.190	04/15/2030	GBP	1,700	(80)	16	0	(4)
Pay	UKRPI	3.500	05/15/2030		1,800	(23)	(5)	0	(3)
Pay	UKRPI	3.400	06/15/2030		900	(6)	0	0	(2)
Pay	UKRPI	3.325	08/15/2030		2,700	(84)	(52)	0	(7)
Pay	UKRPI	3.275	09/15/2030		800	(35)	4	0	(2)
Pay	UKRPI	3.140	04/15/2031		40	(4)	0	0	0
Pay	UKRPI	3.358	04/15/2035		300	(12)	3	0	0
Pay	UKRPI	3.585	10/15/2046		400	(16)	6	1	0

						$1,153	$1,225	$44	$(267)

Total Swap Agreements						$1,026	$1,182	$44	$(269)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(h)	Securities with an aggregate market value of $538 and cash of $2,242 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$122	$44	$167	$(3)	$(44)	$(269)	$(316)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2017	$		1,682		NZD	2,425	$3	$0
	02/2017		NZD	2,425	$		1,680	0	(3)
BOA	01/2017		CNH	104			15	0	0
	01/2017		DKK	30,500			4,610	292	0
	01/2017		NZD	2,425			1,717	32	0
	01/2017	$		1,481		EUR	1,424	18	0
	02/2017		EUR	1,424	$		1,483	0	(18)
	02/2017	$		555		RUB	35,503	19	0
BPS	01/2017		BRL	1,671	$		513	0	(1)
	01/2017		EUR	2,209			2,343	17	0
	01/2017		GBP	3,372			4,217	61	0
	01/2017		INR	12,874			190	1	0
	01/2017	$		490		BRL	1,671	23	0
	02/2017		JPY	70,000	$		668	69	0
BRC	01/2017	$		24		DKK	161	0	(1)
	02/2017		CNH	33,186	$		4,875	179	0
CBK	01/2017		EUR	48			50	0	(1)
	01/2017		JPY	210,000			2,038	241	0
	01/2017	$		395		DKK	2,626	0	(23)
	02/2017		JPY	240,000	$		2,291	233	0
	10/2017		BRL	53,790			15,045	0	(389)
DUB	01/2017			3,546			1,051	0	(39)
	01/2017		CNH	6,368			920	8	0
	01/2017		INR	8,533			126	1	0
	01/2017	$		1,088		BRL	3,546	1	0
	02/2017		PLN	446	$		114	7	0
	02/2017	$		1,041		BRL	3,546	39	0
FBF	01/2017			1,065		JPY	121,200	0	(28)
	02/2017			288		RUB	17,869	1	0
GLM	01/2017		DKK	2,165	$		305	0	(2)
	01/2017	$		1,619		INR	109,532	0	(8)
	01/2017			887		JPY	100,400	0	(28)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2017	$		799		SGD	1,157	$0	$0
	02/2017			2,399		MXN	46,223	0	(181)
	03/2017		SGD	1,157	$		799	0	0
HUS	01/2017		DKK	2,656			407	31	0
	01/2017		SGD	1,157			819	20	0
	02/2017		MXN	47,365			2,502	229	0
IND	01/2017	$		4,920		GBP	4,018	33	0
	02/2017		GBP	4,018	$		4,923	0	(33)
JPM	01/2017		AUD	1,411			1,041	23	0
	01/2017		DKK	1,805			252	0	(3)
	01/2017		GBP	646			823	26	0
	01/2017	$		226		EUR	212	0	(3)
	02/2017		CNH	6,572	$		958	28	0
	02/2017		GBP	274			339	1	0
	02/2017		MXN	8,426			408	4	0
	02/2017	$		862		MXN	18,142	9	0
MSB	01/2017		BRL	1,768	$		542	0	(1)
	01/2017	$		520		BRL	1,768	23	0
	01/2017			1,895		CNH	12,778	0	(64)
SCX	01/2017		BRL	107	$		33	0	0
	01/2017		CNH	6,307			917	14	0
	01/2017		JPY	220,500			1,973	86	0
	01/2017	$		32		BRL	107	1	0
	02/2017		MXN	1,786	$		87	1	0
UAG	01/2017		INR	88,125			1,294	0	(2)
	01/2017	$		671		EUR	621	0	(17)
	04/2017			1,280		INR	88,125	2	0

Total Forward Foreign Currency Contracts								$1,776	$(845)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	02/13/2017	$ 23,300	$11	$16
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	2,000	201	73
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	2,000	200	314
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018	1,500	102	120
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	01/09/2017	44,300	20	1
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017	33,600	17	10
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/21/2017	18,100	10	9
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018	6,200	71	213
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	8,200	95	269
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018	2,100	193	222

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608%	11/15/2018	$600	$60	$64
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018	600	63	66
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019	2,700	255	313

							$1,298	$1,690

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2047	$73.000	01/11/2017	$ 11,000	$0	$0

Total Purchased Options					$1,298	$1,690

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000%	02/15/2017	EUR	400	$(1)	$0
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	03/15/2017		1,300	(3)	(1)
BRC	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017		1,500	(3)	(1)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.100	02/15/2017		900	(1)	0
CBK	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	02/15/2017		300	(1)	0
GST	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	03/15/2017	$	3,500	(9)	(8)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017	EUR	500	(1)	0

							$(19)	$(10)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP	2,510	$(20)	$(2)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	32,200	$(287)	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	1,500	$(19)	$0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		1,800	(18)	(1)
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,200	(55)	(17)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	6,500	(47)	(3)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		500	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,800	(54)	(35)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,100	(39)	(18)

							$(523)	$(74)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$	7,500	$(106)	$(159)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	02/16/2017		10,400	(74)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017		10,400	(83)	(109)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018		9,800	(194)	(263)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018		2,800	(60)	(77)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018		2,800	(63)	(79)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019		12,800	(257)	(381)
RYL	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	1.800	11/07/2017		3,400	(29)	(7)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.600	11/07/2017		3,400	(30)	(70)

								$(896)	$(1,151)

Total Written Options								$(1,458)	$(1,237)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		430		(185)		(83)		(145)		17
Notional Amount in $	$	127,400	$	268,487	$	(93,610)	$	(87,077)	$	(99,000)	$	116,200
Notional Amount in AUD	AUD	0	AUD	780	AUD	(780)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	1,400	EUR	31,792	EUR	(12,200)	EUR	(13,292)	EUR	(1,600)	EUR	6,100
Notional Amount in GBP	GBP	0	GBP	8,470	GBP	0	GBP	(5,960)	GBP	0	GBP	2,510
Premiums	$	(1,225)	$	(1,944)	$	934	$	395	$	374	$	(1,466)

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
FBF	Brazil Government International Bond	1.000%	06/20/2021	2.514%	$	300	$(21)	$2	$0	$(19)
HUS	Brazil Government International Bond	1.000	06/20/2021	2.514		1,200	(83)	8	0	(75)
JPM	Brazil Government International Bond	1.000	06/20/2021	2.514		200	(14)	2	0	(12)

							$(118)	$12	$0	$(106)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$	220	$(7)	$6	$0	$(1)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		500	(22)	16	0	(6)
MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047		180	(6)	5	0	(1)

						$(35)	$27	$0	$(8)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.540%	01/15/2017	$	6,600	$0	$(7)	$0	$(7)
BOA	Pay	CPURNSA	1.500	01/15/2017		6,600	0	(10)	0	(10)
	Pay	CPURNSA	2.000	04/15/2017		4,800	0	(14)	0	(14)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	CPURNSA	1.010%	10/16/2017	$	500	$0	$6	$6	$0
	Receive	CPURNSA	1.580	05/23/2018		2,800	0	21	21	0
	Receive	CPURNSA	1.565	06/07/2018		500	0	4	4	0
	Receive	CPURNSA	1.560	12/17/2020		1,700	0	41	41	0
	Pay	UKRPI	3.350	08/15/2030	GBP	1,100	(13)	(14)	0	(27)
BPS	Receive	CPTFEMU	0.550	10/15/2017	EUR	100	0	0	0	0
CBK	Pay	CPTFEMU	1.177	05/15/2026		600	0	(19)	0	(19)
	Receive	CPURNSA	2.250	07/15/2017	$	15,000	4	(785)	0	(781)
DUB	Receive	CPURNSA	1.725	03/04/2019		1,175	0	3	3	0
	Receive	CPURNSA	1.510	12/23/2019		14,000	0	94	94	0
	Receive	CPURNSA	2.500	07/15/2022		5,000	103	(525)	0	(422)
GLM	Receive	CPURNSA	2.033	04/15/2018		5,300	0	(175)	0	(175)
	Pay	FRCPXTOB	1.140	08/15/2026	EUR	700	0	(30)	0	(30)
	Pay	UKRPI	3.400	06/15/2030	GBP	500	2	(5)	0	(3)
	Pay	UKRPI	3.325	08/15/2030		1,250	(4)	(35)	0	(39)
	Pay	UKRPI	3.357	04/15/2035		400	0	(16)	0	(16)
	Receive	UKRPI	3.145	05/15/2046		350	6	80	86	0
	Receive	UKRPI	3.120	06/15/2046		370	(35)	136	101	0
JPM	Pay	CPURNSA	1.340	01/01/2017	$	3,500	0	(10)	0	(10)
	Pay	CPURNSA	1.413	01/15/2017		1,700	0	(4)	0	(4)
	Pay	CPURNSA	1.512	01/15/2017		1,500	0	(2)	0	(2)
	Pay	CPURNSA	1.632	02/01/2017		6,200	0	(4)	0	(4)
	Receive	CPURNSA	1.550	07/26/2021		900	0	28	28	0
	Receive	CPURNSA	1.602	09/12/2021		770	0	21	21	0
	Pay	CPURNSA	1.730	07/26/2026		900	0	(49)	0	(49)
	Pay	CPURNSA	1.762	08/30/2026		1,100	0	(55)	0	(55)
	Pay	CPURNSA	1.805	09/12/2026		1,370	0	(65)	0	(65)
	Pay	CPURNSA	1.801	09/15/2026		1,300	(1)	(63)	0	(64)
	Pay	UKRPI	1.780	06/15/2030	GBP	100	0	(1)	0	(1)
MYC	Receive	CPURNSA	1.547	12/21/2020	$	4,000	0	100	100	0
	Pay	CPURNSA	1.787	07/18/2026		900	0	(44)	0	(44)
	Pay	CPURNSA	1.810	07/19/2026		1,500	0	(71)	0	(71)
	Pay	CPURNSA	1.800	07/20/2026		900	0	(43)	0	(43)
	Pay	CPURNSA	1.805	09/20/2026		300	0	(14)	0	(14)
RYL	Receive	CPURNSA	2.250	07/15/2017		4,100	14	(228)	0	(214)
	Pay	FRCPXTOB	1.140	08/15/2026	EUR	600	0	(26)	0	(26)

							$76	$(1,780)	$505	$(2,209)

Total Swap Agreements							$(77)	$(1,741)	$505	$(2,323)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(j)	Securities with an aggregate market value of $1,643 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$3	$0	$0	$3	$(3)	$0	$0	$(3)	$0	$0	$0
BOA	361	0	72	433	(18)	(3)	(58)	(79)	354	(260)	94

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$171	$0	$0	$171	$(1)	$0	$0	$(1)	$170	$0	$170
BRC	179	0	0	179	(1)	(1)	0	(2)	177	0	177
CBK	474	16	0	490	(413)	0	(800)	(1,213)	(723)	664	(59)
DUB	56	507	97	660	(39)	(160)	(429)	(628)	32	(163)	(131)
FBF	1	0	0	1	(28)	0	(19)	(47)	(46)	265	219
GLM	0	1	187	188	(219)	(132)	(263)	(614)	(426)	326	(100)
GST	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
HUS	280	0	0	280	0	0	(75)	(75)	205	0	205
IND	33	0	0	33	(33)	0	0	(33)	0	0	0
JPM	91	0	49	140	(6)	(56)	(266)	(328)	(188)	121	(67)
MSB	23	0	0	23	(65)	0	0	(65)	(42)	0	(42)
MYC	0	1,166	100	1,266	0	(800)	(173)	(973)	293	(260)	33
RYL	0	0	0	0	0	(77)	(240)	(317)	(317)	267	(50)
SCX	102	0	0	102	0	0	0	0	102	0	102
UAG	2	0	0	2	(19)	0	0	(19)	(17)	0	(17)

Total Over the Counter	$1,776	$1,690	$505	$3,971	$(845)	$(1,237)	$(2,323)	$(4,405)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	122	122
Swap Agreements	0	0	0	0	44	44

	$0	$0	$0	$0	$167	$167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,776	$0	$1,776
Purchased Options	0	0	0	0	1,690	1,690
Swap Agreements	0	0	0	0	505	505

	$0	$0	$0	$1,776	$2,195	$3,971

	$0	$0	$0	$1,776	$2,362	$4,138

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	44	44
Swap Agreements	0	2	0	0	267	269

	$0	$2	$0	$0	$314	$316

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$845	$0	$845
Written Options	0	10	0	2	1,225	1,237
Swap Agreements	0	114	0	0	2,209	2,323

	$0	$124	$0	$847	$3,434	$4,405

	$0	$126	$0	$847	$3,748	$4,721

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(26)	$(26)
Written Options	0	0	0	0	3	3
Futures	0	0	0	0	(251)	(251)
Swap Agreements	0	(416)	0	0	(5,060)	(5,476)

	$0	$(416)	$0	$0	$(5,334)	$(5,750)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,886)	$0	$(2,886)
Purchased Options	0	0	0	(23)	(812)	(835)
Written Options	0	45	0	174	525	744
Swap Agreements	0	(329)	0	(1)	(1,326)	(1,656)

	$0	$(284)	$0	$(2,736)	$(1,613)	$(4,633)

	$0	$(700)	$0	$(2,736)	$(6,947)	$(10,383)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	5	5
Futures	0	0	0	0	(1)	(1)
Swap Agreements	0	(34)	0	0	1,976	1,942

	$0	$(34)	$0	$0	$1,977	$1,943

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,264	$0	$1,264
Purchased Options	0	0	0	3	610	613
Written Options	0	6	0	13	(516)	(497)
Swap Agreements	0	604	0	0	1,691	2,295

	$0	$610	$0	$1,280	$1,785	$3,675

	$0	$576	$0	$1,280	$3,762	$5,618

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,301	$0	$6,301
Industrials	0	1,601	0	1,601
Utilities	0	876	0	876
U.S. Government Agencies	0	14,115	0	14,115
U.S. Treasury Obligations	0	135,623	0	135,623
Non-Agency Mortgage-Backed Securities	0	3,759	0	3,759
Asset-Backed Securities	0	3,495	0	3,495
Sovereign Issues	0	26,273	58	26,331
Short-Term Instruments
Certificates of Deposit	0	902	0	902
Repurchase Agreements	0	6,745	0	6,745
Short-Term Notes	0	9,197	0	9,197
Japan Treasury Bills	0	4,450	0	4,450
Mexico Treasury Bills	0	86	0	86
U.S. Treasury Bills	0	2,673	0	2,673

Total Investments	$0	$216,096	$58	$216,154

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	122	45	0	167
Over the counter	0	3,971	0	3,971
	$122	$4,016	$0	$4,138

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47)	(269)	0	(316)
Over the counter	0	(4,405)	0	(4,405)
	$(47)	$(4,674)	$0	$(4,721)
Total Financial Derivative Instruments	$75	$(658)	$0	$(583)

Totals	$75	$215,438	$58	$215,571

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

MUNICIPAL BONDS & NOTES 93.8%

ALABAMA 1.2%
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$1,000	$1,108

ARIZONA 2.5%
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	1,000	1,106
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,120

		2,226

CALIFORNIA 11.0%
Alameda Community Facilities District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2042	1,105	1,200
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,220
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	1,710	1,726
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,116
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2016
5.000% due 10/01/2027	1,000	1,211
Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2027 (b)	1,000	706
Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2041	1,000	1,055
San Jose Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2029 (b)	1,000	673

		9,907

COLORADO 5.5%
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
5.000% due 11/15/2031	$1,000	$1,165
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	1,080	1,414

		4,949

CONNECTICUT 2.6%
Connecticut Special Tax State Revenue Bonds, Series 2016
5.000% due 09/01/2027	1,000	1,176
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,138

		2,314

FLORIDA 2.3%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,443
Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	645

		2,088

GEORGIA 1.3%
Municipal Electric Authority of Georgia Revenue Bonds, Series 2016
5.000% due 01/01/2028	1,000	1,179

ILLINOIS 8.3%
Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2025	1,000	990
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,000	1,940
Chicago, Illinois Waterworks Revenue Bonds, (AGM/CR Insured), Series 1999
5.000% due 11/01/2030	1,000	1,143
Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	1,000	874
Illinois State General Obligation Bonds, Series 2012
5.000% due 03/01/2037	500	481
Illinois State General Obligation Bonds, Series 2016
5.000% due 01/01/2032	2,105	2,064

		7,492

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 1.6%
Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
1.750% due 11/15/2031	$1,500	$1,456

KANSAS 2.5%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,233

MASSACHUSETTS 3.7%
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	1,000	1,029
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,311

		3,340

MICHIGAN 2.3%
Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,080

NEBRASKA 1.2%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.000% due 09/01/2032	1,000	1,078

NEW JERSEY 4.9%
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,584
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,104
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	1,105	1,167
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.250% due 06/15/2029	500	530

		4,385

NEW MEXICO 0.7%
Albuquerque Municipal School District No.12, New Mexico General Obligation Bonds, Series 2017
5.000% due 08/01/2027 (a)	500	603

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 10.1%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	$1,340	$1,541
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,167
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2029	2,500	2,912
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2020	1,130	1,191
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,352

		9,163

NORTH CAROLINA 3.4%
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,128
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2024	1,660	1,950

		3,078

PENNSYLVANIA 5.0%
Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2021	1,000	1,113
5.000% due 01/15/2027	1,000	1,175
Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,119
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.000% due 12/01/2020	1,000	1,095

		4,502

PUERTO RICO 0.8%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.087% due 07/01/2029	1,010	762

RHODE ISLAND 1.1%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	1,000	1,003

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	101

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.2%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	$200	$230

TEXAS 15.1%
Dallas County, Texas Community College District General Obligation Notes, Series 2016
5.000% due 02/15/2025	1,000	1,188
5.000% due 02/15/2026	1,000	1,199
New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036	1,000	954
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,132
San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
2.250% due 02/01/2033	1,000	1,008
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,123
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,000	5,870
University of Texas System Revenue Notes, Series 2016
5.000% due 08/15/2024	1,000	1,194

		13,668

VIRGINIA 3.0%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2027	2,315	2,700

WASHINGTON 2.2%
Energy Northwest, Washington Revenue Bonds, Series 2015
5.000% due 07/01/2031	1,300	1,512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Health Care Facilities Authority Revenue Bonds, Series 2013
2.120% due 01/01/2035	$500	$500

		2,012

WISCONSIN 1.3%
WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,148

Total Municipal Bonds & Notes (Cost $83,039)		84,704

SHORT-TERM INSTRUMENTS 6.2%

SHORT-TERM NOTES 6.2%
Federal Home Loan Bank
0.350% due 01/13/2017 (b)(c)	400	400
0.411% due 02/01/2017 (b)(c)	200	200
0.426% due 02/03/2017 (b)(c)	2,500	2,499
0.497% due 01/05/2017 - 01/18/2017 (b)(c)	2,500	2,500

		5,599

Total Short-Term Instruments (Cost $5,598)		5,599

Total Investments in Securities (Cost $88,637)		90,303

Total Investments 100.0% (Cost $88,637)		$90,303

Financial Derivative Instruments (d)(e) 0.1% (Cost or Premiums, net $(37))		103

Other Assets and Liabilities, net (0.1)%		(118)

Net Assets 100.0%		$90,288

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Short	03/2017	30	$0	$0	$(10)

Total Futures Contracts				$0	$0	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $59 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(10)	$0	$(10)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(2)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
CBK	MCDX-27 5-Year Index	(1.000)%	12/20/2021	$2,700	$(37)	$(4)	$0	$(41)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	103

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	3-Month USD-LIBOR	1.128%	09/16/2026	$1,900	$0	$120	$120	$0
CBK	Receive	3-Month USD-LIBOR	0.883	09/19/2021	1,300	0	34	34	0

						$0	$154	$154	$0

Total Swap Agreements						$(37)	$150	$154	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$120	$120	$0	$0	$0	$0	$120	$0	$120
CBK	0	0	34	34	0	0	(41)	(41)	(7)	0	(7)

Total Over the Counter	$0	$0	$154	$154	$0	$0	$(41)	$(41)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$154	$154

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10

Over the counter
Swap Agreements	$0	$41	$0	$0	$0	$41

	$0	$41	$0	$0	$10	$51

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2016

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(290)	$(290)

Over the counter
Swap Agreements	$0	$(20)	$0	$0	$15	$(5)

	$0	$(20)	$0	$0	$(275)	$(295)

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$(4)	$0	$0	$154	$150

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,108	$0	$1,108
Arizona	0	2,226	0	2,226
California	0	9,907	0	9,907
Colorado	0	4,949	0	4,949
Connecticut	0	2,314	0	2,314
Florida	0	2,088	0	2,088
Georgia	0	1,179	0	1,179
Illinois	0	7,492	0	7,492
Indiana	0	1,456	0	1,456
Kansas	0	2,233	0	2,233
Massachusetts	0	3,340	0	3,340
Michigan	0	2,080	0	2,080
Nebraska	0	1,078	0	1,078
New Jersey	0	4,385	0	4,385
New Mexico	0	603	0	603
New York	0	9,163	0	9,163
North Carolina	0	3,078	0	3,078
Pennsylvania	0	4,502	0	4,502
Puerto Rico	0	762	0	762
Rhode Island	0	1,003	0	1,003
Tennessee	0	230	0	230
Texas	0	13,668	0	13,668
Virginia	0	2,700	0	2,700
Washington	0	2,012	0	2,012
Wisconsin	0	1,148	0	1,148
Short-Term Instruments
Short-Term Notes	0	5,599	0	5,599

Total Investments	$0	$90,303	$0	$90,303

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	105

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

December 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$154	$0	$154

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	0	0	(10)
Over the counter	0	(41)	0	(41)
	$(10)	$(41)	$0	$(51)
Total Financial Derivative Instruments	$(10)	$113	$0	$103

Totals	$(10)	$90,416	$0	$90,406

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

106	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are

ANNUAL REPORT	DECEMBER 31, 2016	107

Notes to Financial Statements (Cont.)

translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of distributions. Distributions are declared daily and paid monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income even if such strategies could potentially result in declines in the Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Portfolio has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Portfolio’s debt investments, or arising from its use of derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Portfolio has declined in value, which tax may be at ordinary income rates, and which may be economically similar to a taxable return of capital. The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or character of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine

108	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2016

the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued and Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for

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annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolios’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s Net Asset Value (“NAV”). The NAV of a Portfolio’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

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For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may

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include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Portfolio.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or based on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market

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data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities market indices, and/or other financial instruments for which pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of

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deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in or originations of loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by a Portfolio and its shareholders. A Portfolio may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the

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anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2016, the Portfolios had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage- related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Portfolio’s higher yielding securities will be pre-paid with the Portfolio being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of

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purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt

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sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolios at December 31, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Portfolios may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing

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transactions by a Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks). A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale- buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have

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otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and of the realized appreciation (depreciation) and changes in unrealized appreciation (depreciation) related to such instruments on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit (loss) on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid

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for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are included as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains (losses) on the Statements of Operations.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced

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obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually

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Notes to Financial Statements (Cont.)

every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate

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and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Portfolio. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked to market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked to market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point.

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Notes to Financial Statements (Cont.)

Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Portfolios holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and recent increases in the interest rates for the first time since 2006, could potentially increase the probability of an upward interest rate environment in the near future. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates. Rising interest rates may result in a decline in value of a Portfolio’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance and could require a Portfolio to liquidate its portfolio securities at disadvantageous times and prices.

If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign (non-U.S) currency-denominated securities may reduce the Portfolio’s returns.

The market value of a Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings

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downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a Portfolio has unsettled or open transactions will default. PIMCO, as investment adviser, seeks to minimize counterparty risks to a Portfolio in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to a Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolios may be subject to various netting arrangements (“Master Agreements”). with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net

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Notes to Financial Statements (Cont.)

its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty.

The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, transaction initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk may be reduced as creditors of a futures broker do not have a claim to Portfolio assets in the segregated account. Portability of exposure further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or

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accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and posting events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust).

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Notes to Financial Statements (Cont.)

(c) Distribution Fee  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
Fixed Income SHares - Series C	$84,598	$119,936
Fixed Income SHares - Series LD	6,054	7,328
Fixed Income SHares - Series M	955	158,744
Fixed Income SHares - Series R	20,141	14,199
Fixed Income SHares - Series TE	3,757	4,973

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10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater transaction costs to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares - Series C	$4,705,837	$4,304,010	$783,731	$660,083
Fixed Income SHares - Series LD	718,749	716,590	43,016	23,154
Fixed Income SHares - Series M	15,039,197	15,100,124	344,000	452,495
Fixed Income SHares - Series R	675,994	701,958	57,586	81,713
Fixed Income SHares - Series TE	0	0	169,862	172,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

13. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency

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Notes to Financial Statements (Cont.)

mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolios may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2016, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2013-2015, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax-Exempt Income(1)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book- to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)
Series C	$0	$0	$0	$16,737	$(7,035)	$(229,571)	$0	$0
Series LD	0	58	0	(8)	(1)	(898)	0	0
Series M	0	0	0	11,805	(3,888)	0	(16,823)	0
Series R	0	0	0	690	(1,960)	(36,479)	0	0
Series TE	0	0	0	1,826	(53)	(2,817)	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, treasury inflation-protected securities (TIPS), security litigation payments, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

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Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Series C	$223,362	$6,209
Series LD	26	872
Series M	0	0
Series R	4,522	31,957
Series TE	1,108	1,709
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
Series C	$2,204,854	$22,976	$(36,696)	$(13,720)
Series LD	62,066	434	(293)	141
Series M	2,458,649	44,723	(34,039)	10,684
Series R	219,040	1,641	(4,527)	(2,886)
Series TE	88,638	2,226	(561)	1,665
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, treasury inflation-protected securities (TIPS), security litigation payments, and Lehman securities for federal income tax purposes.

For the fiscal year ended December 31, 2016 and each Portfolio’s respective previous fiscal year ends, the Portfolios made the following tax basis distributions (amounts in thousands†):

	Year Ended December 31, 2016				Period from November 1, 2015 to December 31, 2015				Year Ended October 31, 2015
	Tax Exempt Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax Exempt Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax Exempt Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
Series C	$0	$54,775	$0	$9,773	$0	$102,527	$0	$0	$0	$125,497	$61,874	$0
Series LD	0	1,476	0	0	0	672	0	0	0	677	0	0
Series M	0	68,338	40,655	0	0	28,101	0	0	0	113,486	29,806	0
Series R	0	1,849	0	3,067	0	5,675	0	437	0	11,210	0	0
Series TE	2,955	51	0	0	546	1	0	0	2,521	9	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of the Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R, and Fixed Income SHares: Series TE

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, and Fixed Income SHares: Series R only) and the financial highlights present fairly, in all material respects, the financial position of the Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter referred to as the “Portfolios”) as of December 31, 2016, the results of each of their operations and their cash flows (for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, and Fixed Income SHares: Series R only) for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 24, 2017

138	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BOM	Bank of Montreal	MSB	Morgan Stanley Bank, N.A
BOS	Banc of America Securities LLC	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	NAB	National Australia Bank Ltd.
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
BSN	Bank of Nova Scotia	RDR	RBC Capital Markets
CBK	Citibank N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale
FOB	Credit Suisse Securities (USA) LLC	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GRE	RBS Securities, Inc.	TOR	Toronto Dominion Bank
GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
USD (or $)	United States Dollar	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

ANNUAL REPORT	DECEMBER 31, 2016	139

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	MBS	Mortgage-Backed Security
BABs	Build America Bonds	NCUA	National Credit Union Administration
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor
CBO	Collateralized Bond Obligation	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JSC	Joint Stock Company	YOY	Year-Over-Year

140	PIMCO MANAGED ACCOUNTS TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016 is set forth for each Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only)  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
Series C	0.00%	7.16%	$0	$0
Series LD	0.00%	3.31%	0	0
Series M	0.00%	3.47%	0	0
Series R	0.00%	0.00%	0	0
Series TE	0.00%	0.00%	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	141

Management of the Trust

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a copy, call PIMCO at (800) 927-4648 or visit the Portfolios’ website at pimco.com/FISH.

Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee since 2005	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90	None
Deborah A. DeCotis 1952	Trustee	Trustee since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan-Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	90	None
Bradford K. Gallagher 1944	Trustee	Trustee since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	90	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

142	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	Trustee	Trustee since 2010	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	90	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.
William B. Ogden, IV 1945	Trustee	Trustee since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None
Alan Rappaport 1953	Trustee	Trustee since 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Member of Board of Overseers, NYU Langone Medical Center (since 2015). Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	90	None

ANNUAL REPORT	DECEMBER 31, 2016	143

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Craig A. Dawson* 1968	Trustee	Trustee since 2014	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None
John C. Maney** 1959	Trustee	Trustee since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Mr. Dawson is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
**	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow** 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia** 1972	Chief Compliance Officer	Since 2014	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

144	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil** 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau** 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Erik C. Brown** 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Christopher M. Morin** 1980	Assistant Treasurer	Since 2016	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.
Trent W. Walker** 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan G. Leshaw** 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; and the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	DECEMBER 31, 2016	145

Privacy Policy1

The Portfolios2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as Portfolios’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may

146	PIMCO MANAGED ACCOUNTS TRUST

1 Effective as of September 5, 2014.

2 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

(Unaudited)

include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

ANNUAL REPORT	DECEMBER 31, 2016	147

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Service

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of FISH: Series C, FISH: Series LD, FISH: Series M, FISH: Series R and FISH: Series TE, each a series of PIMCO Managed Accounts Trust.

FISH3001AR_123116

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2016	$188,176
	December 31, 2015	$151,219

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2016	$—
	December 31, 2015	$—

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2016	$—
	December 31, 2015	$37,500

(d)	Fiscal Year Ended	All Other Fees(1)
	December 31, 2016	$—
	December 31, 2015	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2016	December 31, 2015

PIMCO Managed Accounts Trust	$—	$37,500
Pacific Investment Management Company LLC (“PIMCO”)	6,210,720	9,180,305

Total	$6,210,720	$9,217,805

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

 The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

 Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

 There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of  Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2017

By:	/s/ WILLIAM G. GALIPEAU

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2017